                                                                   EXHIBIT 10.18

                                                                  EXECUTION COPY

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                            AMERISERVE FINANCE TRUST
                         AMERISERVE CAPITAL CORPORATION




                    ----------------------------------------


                                  $205,000,000

                        12% SENIOR SECURED NOTES DUE 2006


                    ----------------------------------------


                               -------------------


                                    INDENTURE

                           DATED AS OF OCTOBER 1, 1999

                               -------------------





                     UNITED STATES TRUST COMPANY OF NEW YORK
                                     Trustee



================================================================================

                                TABLE OF CONTENTS


                                                                                                                Page

EXHIBITS..........................................................................................................i


ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE.............................................................1

         Section 1.01      Definitions............................................................................1
         Section 1.02      Other Definitions.....................................................................10
         Section 1.03      Incorporation by Reference of Trust Indenture Act.....................................10
         Section 1.04      Rules of Construction.................................................................11

ARTICLE 2. THE NOTES.............................................................................................11

         Section 2.01      Form and Dating.......................................................................11
         Section 2.02      Execution and Authentication..........................................................12
         Section 2.03      Registrar and Paying Agent............................................................13
         Section 2.04      Paying Agent to Hold Money in Trust...................................................13
         Section 2.05      Holder Lists..........................................................................14
         Section 2.06      Transfer and Exchange.................................................................14
         Section 2.07      Replacement Notes.....................................................................21
         Section 2.08      Outstanding Notes.....................................................................22
         Section 2.09      Treasury Notes........................................................................22
         Section 2.10      Temporary Notes.......................................................................22
         Section 2.11      Cancellation..........................................................................23
         Section 2.12      Defaulted Interest....................................................................23
         Section 2.13      Record Date...........................................................................23
         Section 2.14      Computation of Interest...............................................................23
         Section 2.15      CUSIP Number..........................................................................23

ARTICLE 3. REDEMPTION AND PREPAYMENT.............................................................................24

         Section 3.01      Notices to Trustee....................................................................24
         Section 3.02      Selection of Notes to be Redeemed or Purchased........................................24
         Section 3.03      Notice of Redemption..................................................................24
         Section 3.04      Effect of Notice of Redemption........................................................25
         Section 3.05      Deposit of Redemption or Purchase Price...............................................25
         Section 3.06      Notes Redeemed in Part................................................................26
         Section 3.07      Optional Redemption...................................................................26
         Section 3.08      Mandatory Redemption..................................................................26
         Section 3.09      Repurchase Offers.....................................................................26

ARTICLE 4. COVENANTS.............................................................................................28

         Section 4.01      Payment of Notes......................................................................28
         Section 4.02      Maintenance of Office or Agency.......................................................28
         Section 4.03      Corporate Existence...................................................................29
         Section 4.04      Compliance Certificate................................................................29


         Section 4.05      Taxes.................................................................................30
         Section 4.06      Stay, Extension and Usury Laws........................................................30
         Section 4.07      Impairment of Liens...................................................................30
         Section 4.08      Limitation on Activities of the Issuers...............................................30
         Section 4.09      Liens.................................................................................31
         Section 4.10      Reports...............................................................................31
         Section 4.11      Change of Control.....................................................................31
         Section 4.12      Asset Sales...........................................................................32
         Section 4.13      Payment for Consents..................................................................33

ARTICLE 5. SUCCESSORS............................................................................................33

         Section 5.01      Merger, Consolidation of Sale of Assets...............................................33

ARTICLE 6. DEFAULTS AND REMEDIES.................................................................................33

         Section 6.01      Events of Default.....................................................................33
         Section 6.02      Acceleration..........................................................................34
         Section 6.03      Other Remedies........................................................................35
         Section 6.04      Waiver of Past Defaults...............................................................35
         Section 6.05      Control by Majority...................................................................35
         Section 6.06      Limitation on Suits...................................................................36
         Section 6.07      Rights of Holders of Notes to Receive Payment.........................................36
         Section 6.08      Collection Suit by Trustee............................................................36
         Section 6.09      Trustee May File Proofs of Claim......................................................36
         Section 6.10      Priorities............................................................................37
         Section 6.11      Undertaking for Costs.................................................................37

ARTICLE 7. TRUSTEE...............................................................................................38

         Section 7.01      Duties of Trustee.....................................................................38
         Section 7.02      Rights of Trustee.....................................................................39
         Section 7.03      Individual Rights of Trustee..........................................................39
         Section 7.04      Trustee's Disclaimer..................................................................39
         Section 7.05      Notice of Defaults....................................................................40
         Section 7.06      Reports by Trustee to Holders of the Notes............................................40
         Section 7.07      Compensation and Indemnity............................................................40
         Section 7.08      Replacement of Trustee................................................................41
         Section 7.09      Successor Trustee by Merger, etc......................................................42
         Section 7.10      Eligibility; Disqualification.........................................................42
         Section 7.11      Preferential Collection of Claims Against The Issuers.................................42

ARTICLE 8. LEGAL DEFEASANCE AND COVENANT DEFEASANCE..............................................................43

         Section 8.01      Option to Effect Legal Defeasance or Covenant Defeasance..............................43
         Section 8.02      Legal Defeasance and Discharge........................................................43
         Section 8.03      Covenant Defeasance...................................................................44
         Section 8.04      Conditions to Legal or Covenant Defeasance............................................44
         Section 8.05      Deposited  Money  and  Government   Securities  to  be  Held  in  Trust;  Other
                           Miscellaneous Provisions..............................................................45
         Section 8.06      Repayment to The Issuers..............................................................46

         Section 8.07      Reinstatement.........................................................................46

ARTICLE 9. AMENDMENT, SUPPLEMENT AND WAIVER......................................................................47

         Section 9.01      Without Consent of Holders of the Notes...............................................47
         Section 9.02      With Consent of Holders of Notes......................................................47
         Section 9.03      Compliance with Trust Indenture Act...................................................48
         Section 9.04      Revocation and Effect of Consents.....................................................49
         Section 9.05      Notation on or Exchange of Notes......................................................49
         Section 9.06      Trustee to Sign Amendments, etc.......................................................49
         Section 9.07      Amendment, Supplement and Waiver - Amended Credit Agreement...........................49

ARTICLE 10. GUARANTEE OF NOTES...................................................................................50

         Section 10.01     Note Guarantee........................................................................50
         Section 10.02     Execution and Delivery of Note Guarantee..............................................51
         Section 10.03     Guarantor May Consolidate, etc., on Certain Terms.....................................52
         Section 10.04     Limitation on Guarantor Liability.....................................................52
         Section 10.05     "Trustee" to Include Paying Agent.....................................................52

ARTICLE 11. COLLATERAL AND SECURITY..............................................................................53

         Section 11.01     Note Security Documents...............................................................53
         Section 11.02     Recording and Opinions................................................................53
         Section 11.03     Release of Collateral.................................................................54
         Section 11.04     Certificates of the Issuers...........................................................54
         Section 11.05     Certificates of the Trustee...........................................................55
         Section 11.06     Authorization of Actions to Be Taken by the Trustee Under the Note Security
                           Documents.............................................................................55
         Section 11.07     Authorization of Receipt of Funds by the Trustee Under the Note Security
                           Documents.............................................................................55
         Section 11.08     Termination of Security Interest......................................................55

ARTICLE 12. MISCELLANEOUS........................................................................................55

         Section 12.01     Trust Indenture Act Controls..........................................................55
         Section 12.02     Notices...............................................................................56
         Section 12.03     Communication by Holders of Notes with Other Holders of Notes.........................57
         Section 12.04     Certificate and Opinion as to Conditions Precedent....................................57
         Section 12.05     Statements Required in Certificate or Opinion.........................................57
         Section 12.06     Rules by Trustee and Agents...........................................................58
         Section 12.07     No Personal Liability of Directors, Officers, Employees and Stockholders..............58
         Section 12.08     Governing Law.........................................................................58
         Section 12.09     No Adverse Interpretation of Other Agreements.........................................58
         Section 12.10     Successors............................................................................58
         Section 12.11     Severability..........................................................................58
         Section 12.12     Counterpart Originals.................................................................58
         Section 12.13     Table of Contents, Headings, etc......................................................58

                                    EXHIBITS


         Exhibit A         FORM OF NOTE
         Exhibit B         FORM OF CERTIFICATE OF TRANSFEROR
         Exhibit C         FORM OF CERTIFICATE FROM ACQUIRING
                           INSTITUTIONAL ACCREDITED INVESTOR
         Exhibit D         FORM OF NOTE GUARANTEE
         Exhibit E         FORM OF SUPPLEMENTAL INDENTURE

                             CROSS-REFERENCE TABLE*


Trust Indenture                                                                                           Indenture
Act Section                                                                                                Section

310  (a)(1)........................................................................................              7.10
     (a)(2)........................................................................................              7.10
     (a)(3)........................................................................................              N.A.
     (a)(4)........................................................................................              N.A.
     (a)(5)........................................................................................              7.10
     (b)...........................................................................................              7.10
     (c)...........................................................................................              N.A.
311  (a)...........................................................................................              7.11
     (b)...........................................................................................              7.11
     (c)...........................................................................................              N.A.
312  (a)...........................................................................................              2.05
     (b)...........................................................................................             12.03
     (c)...........................................................................................             12.03
313  (a)...........................................................................................              7.06
     (b)(1)........................................................................................              7.06
     (b)(2)........................................................................................        7.06; 7.07
     (c)...........................................................................................        7.06;12.02
     (d)...........................................................................................              7.06
314  (a)...........................................................................................        4.03;11.05
     (b)...........................................................................................             11.02
     (c)(1)........................................................................................              N.A.
     (c)(2)........................................................................................              N.A.
     (c)(3)........................................................................................              N.A.
     (d)...........................................................................................       11.04;11.03
     (e)...........................................................................................             12.05
     (f)...........................................................................................              N.A.
315  (a)...........................................................................................              N.A.
     (b)...........................................................................................              N.A.
     (c)...........................................................................................              N.A.
     (d)...........................................................................................              N.A.
     (e)...........................................................................................              6.11
316  (a)(last sentence)............................................................................              N.A.
     (a)(1)(A).....................................................................................              N.A.
     (a)(1)(B).....................................................................................              N.A.
     (a)(2)........................................................................................              N.A.
     (b)...........................................................................................              N.A.
     (c)...........................................................................................              2.13
317  (a)(1)........................................................................................              N.A.
     (a)(2)........................................................................................              N.A.
     (b)...........................................................................................              N.A.
318  (a)...........................................................................................              N.A.
     (b)...........................................................................................              N.A.
     (c)...........................................................................................             12.01


N.A. means not applicable.

*This Cross-Reference Table is not part of the Indenture.

         Indenture, dated as of October 1, 1999, among AmeriServe Finance Trust, a limited purpose Delaware business trust ("Finco"), AmeriServe Capital Corporation, a Delaware corporation and acting as an agent of Finco, pursuant to an Agency Agreement dated as of September 24, 1999 ("Capital" and together with Finco, the "Issuers"), Nebco Evans Distributors, Inc., a Delaware corporation (the "Guarantor"), and United States Trust Company of New York, as trustee (the "Trustee").

         The Issuers, the Guarantor and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the holders of the Issuers' 12% Senior Secured Notes due 2006 (the "Senior Secured Notes") and the new 12% Senior Secured Notes due 2006 (the "New Senior Secured Notes" and, together with the Senior Secured Notes and the Additional Notes, the "Notes"):

                                   ARTICLE 1.
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

SECTION 1.01 DEFINITIONS.

         "Accreted Value" means, as of any date of determination prior to the Full Accretion Date, the sum of (a) the initial offering price of each Note and
(b) the portion of the excess of the principal amount of each Note over such initial offering price that have been accreted thereon through such date, such amount to be so accreted on a daily basis such that, when calculated together with the fixed interest component of the Note, results in an aggregate yield to maturity of 12.5% on the Notes, compounded semi-annually on each March 15 and September 15 from the date of issuance of the Notes through the date of determination.

         "Additional Notes" means up to $45.0 million in aggregate principal amount of Notes (other than the Initial Notes) issued under this Indenture in accordance with Sections 2.02 and 4.08 hereof.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

         "Agent" means any Registrar, Paying Agent or co-registrar.

         "AmeriServe" means AmeriServe Food Distribution, Inc., a Delaware Corporation.

         "Amended Credit Agreement" means the fourth amended and restated credit agreement, dated as of September 30, 1999, between AmeriServe, Bank of America, N.A., as Administrative Agent, Bank of America, N.A., as Letter of Credit Issuing Lender, and the other financial institutions and other lenders party thereto, providing for revolving credit borrowings and issuance of letters of credit, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time.

         "Applicable Procedures" means, with respect to any transfer or exchange of beneficial interests in a Global Note, the rules and procedures of the Depositary that apply to such transfer and exchange.

         "Asset Sale" means (i) the sale, lease, conveyance or other disposition of any assets or rights (including, without limitation, by way of a sale and leaseback) (provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Issuers and its Restricted Subsidiaries taken as a whole will be governed by Section 4.11 and/or Article 5 hereof and not by the provisions of Section 4.12 hereof).

         "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

         "Board of Directors" means the board of directors of Capital or any authorized committee of such board of directors or the Administrator of Finco.

         "Business Day" means any day other than a Legal Holiday.

         "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

         "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited), and (iv) any other interest (including an interest in a trust) or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Cash Equivalents" means: (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any lender party to the Credit Facility or with any domestic commercial bank having capital and surplus in excess of $500 million and a Thompson Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause
(iii) above, (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Corporation and in each case maturing within six months after the date of acquisition, and (vi) securities quoted by the Nasdaq National Market or listed on a United States, Canadian or Western European national securities exchange.

         "Cedel" means Cedel Bank, societe anonyme.

         "Change of Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of AmeriServe and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange
Act) other than the Principals or their Related Parties (as defined below), (ii) the adoption of a plan relating to the liquidation or dissolution of AmeriServe or the Issuers, (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than the Principals and their Related Parties, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 50% of the Voting Stock of AmeriServe (measured by voting power rather than number of shares), (iv) the first day on which a majority of the members of the Board of Directors of AmeriServe are not Continuing Directors, or (v) AmeriServe consolidates with, or merges with or into, any Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, AmeriServe in any such event pursuant to a transaction in which any of the outstanding Voting Stock of AmeriServe is converted into or exchanged for cash, securities or other property, other than any such transaction where the Voting Stock of AmeriServe outstanding immediately prior to such transaction is converted into or exchanged for Voting Stock (other than Disqualified Stock) of the surviving or transferee Person constituting a majority of the outstanding shares of such Voting Stock of such surviving or transferee Person (immediately after giving effect to such issuance).

         "Collateral" shall have the meaning given to it in the Amended Credit Agreement.

         "Collateral Agent" shall mean United States Trust Company of New York, as Collateral Agent, until a successor replaces it in accordance with the applicable provisions of this Indenture, and thereafter means the successor.

         "Commission" means the Securities and Exchange Commission.

         "Consolidated Net Worth" means, with respect to any Person as of any date, the sum of (i) the consolidated equity of the common stockholders of such Person and its consolidated Subsidiaries or the value of such person's interests in a trust as of such date, plus (ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred stock, less (x) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to the date of this Indenture in the book value of any asset owned by such Person or a consolidated Subsidiary of such Person, (y) all investments as of such date in unconsolidated Subsidiaries and in Persons that are not Subsidiaries (except, in each case, Permitted Investments), and (z) all unamortized debt discount and expense and unamortized deferred charges as of such date, all of the foregoing determined in accordance with GAAP.

         "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of AmeriServe who (i) was a member of such Board of Directors on the date of this Indenture or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

         "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 11.02 hereof or such other address as to which the Trustee may give notice to the Issuers.

         "Credit Facility" means the third amended and restated credit agreement, dated as of May 21, 1998, between AmeriServe and Bank of America, providing for revolving credit borrowings and issuance of letters of credit, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time.

         "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

         "Definitive Notes" means Notes that are in the form of EXHIBIT A attached hereto (but without including the text referred to in footnotes 1 and 3 thereto).

         "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Notes, until a successor shall have been appointed and become such pursuant to Section 2.06 of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

         "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature; provided, however, that any Capital Stock that would not qualify as Disqualified Stock but for change of control provisions shall not constitute Disqualified Stock if the provisions are not more favorable to the holders of such Capital Stock than the provisions described under Section 4.11 hereof.

         "DLJ" means Donaldson, Lufkin & Jenrette Securities Corporation.

         "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

         "Euroclear" means Morgan Guaranty Trust Company of New York, the Brussels office, as operator of the Euroclear system.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Offer" means the offer by the Issuers to Holders to exchange Senior Secured Notes for New Senior Secured Notes.

         "Full Accretion Date" means September 15, 2006.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture.

         "Global Notes" means the Rule 144A Global Notes and the Regulation S Permanent Global Notes.

         "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

         "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

         "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency rates.

         "Holberg" means Holberg Industries, Inc., a Delaware corporation.

         "Holder" means a Person in whose name a Note is registered.

         "Indebtedness" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or bankers' acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all indebtedness of others secured by a Lien on any asset of such Person (whether or not such indebtedness is assumed by such Person) and, to the extent not otherwise included, the Guarantee by such Person of any indebtedness of any other Person. The amount of any Indebtedness outstanding as of any date shall be: (1) the accreted value thereof, in the case of any Indebtedness that does not require current payments of interest, and (2) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

         "Indenture" means this Indenture, as amended or supplemented from time to time.

         "Indirect Participant" means a Person who holds an interest through a Participant.

         "Initial Notes" means $205.0 million in aggregate principal amount of Notes originally issued under this Indenture on the date hereof.

         "Initial Purchasers" means DLJ, Banc of America Securities LLC and Salomon Smith Barney Inc.

         "Institutional Accredited Investor" means an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

         "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Issuers or any Restricted Subsidiary of the Issuers sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Issuers such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of the Issuers, the Issuers shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the

Equity Interests of such Restricted Subsidiary not sold or disposed of in an amount determined as provided in the final paragraph of the covenant described above under Section 4.07 hereof.

         "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York, the city in which the principal Corporate Trust Office of the Trustee is located or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment shall be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

         "Liquidated Damages" means all liquidated damages then owing pursuant to Section 5 of the Registration Rights Agreement.

         "NEHC" means Nebco Evans Holding Corporation, a Delaware corporation, the parent of the Issuers.

         "Net Proceeds" means the aggregate cash proceeds received by the Issuers or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

         "New Senior Secured Notes" means the Issuers' 12% Senior Secured Notes due 2006, which will be issued in exchange for the Issuers' Senior Secured Notes.

         "Non-Recourse Debt" means Indebtedness (i) as to which neither the Issuers nor any of their Restricted Subsidiaries (a) provide credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a guarantor or otherwise), or (c) constitute the lender; (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness (other than the Notes being offered hereby) of the Issuers or any of their Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and
(iii) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Issuers or any of its Restricted Subsidiaries.

         "Note Collateral" shall include, in each case as pledged and assigned to the Trustee or the Issuers, as applicable, pursuant to the Note Security Documents, (i) the Term Loan, (ii) all cash held by the Trustee pursuant to this Indenture or the Note Security Documents, and (iii) all proceeds of the foregoing.

         "Note Custodian" means the Trustee, when serving as custodian for the Depositary with respect to the Notes in global form, or any successor entity thereto.

         "Notes" has the meaning assigned to it in the preamble to this Indenture. The Initial Notes and the Additional Notes, if any are issued, shall be treated as a single class for all purposes under this Indenture.

         "Note Security Documents" means each security agreement between the Trustee and each of the Issuers and each stock pledge, deed of trust and mortgage executed by the Issuers creating Liens that secure the Notes, each collateral assignment of any other document creating a Lien that, after giving effect to such collateral assignment, secured the Notes, and any other document creating a Lien that secures the Notes.

         "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

         "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, the Administrator, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

         "Officers' Certificate" means a certificate signed on behalf of each Issuer by two Officers of such Issuer, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of such Issuer, that meets the requirements of
Section 12.05 hereof.

         "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section
12.05 hereof. The counsel may be an employee of or counsel to the Issuers, any Subsidiary of the Issuers or the Trustee.

         "Participant" means, with respect to DTC, Euroclear or Cedel, a Person who has an account with DTC, Euroclear or Cedel, respectively (and, with respect to DTC, shall include Euroclear and Cedel).

         "Permitted Business" means any of the businesses and any other businesses related to the businesses engaged in by the Issuers and their respective Restricted Subsidiaries on the date of this Indenture.

         "Permitted Investments" means (a) any Investment in the Issuers or in a Wholly-Owned Restricted Subsidiary of the Issuers that is engaged in a Permitted Business; (b) any Investment in Cash Equivalents; (c) any Investment by the Issuers or any Restricted Subsidiary of the Issuers in a Person, if as a result of such Investment (i) such Person becomes a Wholly-Owned Restricted Subsidiary of the Issuers that is engaged in a Permitted Business or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Issuers or a Wholly-Owned Restricted Subsidiary of the Issuers that is engaged in a Permitted Business; (d) any Restricted Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.10 hereof; (e) any acquisition of assets solely in exchange for the issuance of the Equity Interests (other than Disqualified Stock) of the Issuers; (f) loans and advances made after the date of this Indenture to Holberg not to exceed $10.0 million at any time outstanding; (g) loans and advances made after the date of this Indenture to NEHC not to exceed $10.0 million at any time outstanding; and (h) other Investments made after the date of this Indenture in any Person having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (h) that are at the time outstanding, not to exceed $10.0 million.

         "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

         "Principals" means Holberg., John V. Holten, Orkla, ASA, Nebco Evans Distributors, Inc., NEHC, DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., DLJ Merchant Banking Funding, Inc., DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJMB Funding II, Inc., DLJ First ESC L.P., DLJ EAB Partners, L.P. and UK Investment Plan 1997 Partners.

         "Private Placement Legend" means the legend initially set forth on the Senior Secured Notes in the form set forth in Section 2.06(g) hereof.

         "Public Equity Offering" means a public offering of Equity Interests (other than Disqualified Stock) of (i) AmeriServe; or (ii) NEHC to the extent the net proceeds thereof are contributed to AmeriServe as a capital contribution, that, in each case, results in the net proceeds to AmeriServe of at least $25.0 million.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date hereof, by and among the Issuers, the Guarantor and the Initial Purchasers, and, with respect to any Additional Notes, one or more registration rights agreements between the Guarantor, the Issuers and the other parties thereto, as such agreement(s) may be amended, modified or supplemented from time to time, relating to rights given by the Guarantor and the Issuers to the purchasers of Additional Notes to register such Additional Notes under the Securities Act.

         "Regulation S" means Regulation S promulgated under the Securities Act.

         "Regulation S Permanent Global Notes" means the permanent global notes that are deposited with and registered in the name of the Depositary or its nominee, representing a series of Notes sold in reliance on Regulation S.

         "Related Party" with respect to any Principal means (i) any controlling stockholder, 80% (or more) owned Subsidiary, or spouse or immediate family member (in the case of an individual) of such Principal or (ii) any trust, corporation, partnership or other entity, the beneficiaries, stockholder, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of such Principal and/or such other Person referred to in the immediately preceding clause (i).

         "Responsible Officer" when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) or any other officer of the trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Beneficial Interest" means any beneficial interest of a Participant or Indirect Participant in the Rule 144A Global Note or the Regulation S Global Note.

         "Restricted Global Notes" means the Rule 144A Global Notes and the Regulation S Global Notes, all of which shall bear the Private Placement Legend.

         "Restricted Investment" means an Investment other than a Permitted Investment.

         "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

         "Rule 144A" means Rule 144A promulgated under the Securities Act.

         "Rule 144A Global Notes" means the permanent global notes that contain the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 3 to the form of the Note attached hereto as EXHIBIT A, and that is deposited with and registered in the name of the Depositary or its nominee, representing a series of Notes sold in reliance on Rule 144A.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Senior Secured Notes" means the Issuers' 12% Senior Secured Notes due 2006.

         "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof.

          "Subsidiary" means, with respect to any Person: (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

         "Term Loan" means the loans made pursuant to Section 2.1(b) of the Amended Credit Agreement.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb), as amended, as in effect on the date hereof.

         "Transfer Restricted Securities" means Notes or beneficial interests therein that bear or are required to bear the Private Placement Legend.

         "Trustee" means United States Trust Company of New York until a successor replaces it in accordance with the applicable provisions of this Indenture, and thereafter means the successor.

         "Unrestricted Global Notes" means one or more Global Notes that do not and are not required to bear the Private Placement Legend.

         "Unrestricted Subsidiary" means any Subsidiary that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution; but only to the extent that such Subsidiary: (a) has no Indebtedness other than Non-Recourse Debt; (b) is not party to any agreement, contract, arrangement or understanding with the Issuers or any Restricted Subsidiary of the Issuers unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Issuers or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Issuers; (c) is a Person with respect to which neither the Issuers nor any of its Restricted Subsidiaries has any direct or indirect obligation (x) to subscribe for additional Equity Interests or (y) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; (d) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Issuers or any of its Restricted Subsidiaries; and (e) has at least one director on its board of directors that is not a director or executive officer of the Issuers or any of its Restricted Subsidiaries and has at least one executive officer that is not a director or executive officer of the Issuers or any of its Restricted Subsidiaries.

         Any such designation by the Board of Directors shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Issuers as of such date. The Board of Directors of the Issuers may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Issuers of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall be permitted only if (i) such Indebtedness is permitted under Section 4.08 hereof and (ii) no Default or Event of Default would be in existence following such designation.

         "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

SECTION 1.02 OTHER DEFINITIONS.


                                                                                                            Defined in
       Term                                                                                                  Section

       "Asset Sale Offer"............................................................................          4.12
       "Change of Control Offer".....................................................................          4.11
       "Change of Control Payment"...................................................................          4.11
       "Change of Control Payment Date"..............................................................          4.11
       "Covenant Defeasance".........................................................................          8.03
       "Custodian"...................................................................................          6.01
       "DTC".........................................................................................          2.03
       "Event of Default"............................................................................          6.01
       "Excess Proceeds".............................................................................          4.12
       "Legal Defeasance"............................................................................          8.02
       "Offer Amount"................................................................................          3.09
       "Offer Period"................................................................................          3.09
       "Paying Agent"................................................................................          2.03
       "Payment Default".............................................................................          6.01
       "Purchase Date"...............................................................................          3.09
       "Registrar"...................................................................................          2.03
       "Repurchase Offer"............................................................................          3.09

SECTION 1.03 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in, and made a part of, this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Notes;

                  "indenture security holder" means a Holder of a Note;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee; and

                  "obligor" on the Notes means the Issuers, the Guarantor and any successor obligor upon the Notes.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by the Commission rule under the TIA have the meanings so assigned to them therein.

SECTION 1.04 RULES OF CONSTRUCTION.

         Unless the context otherwise requires:

             (1)  a term has the meaning assigned to it herein;

             (2) an accounting term not otherwise defined herein has the meaning assigned to it in accordance with GAAP;

             (3)  "or" is not exclusive;

             (4) words in the singular include the plural, and in the plural include the singular;

             (5)  provisions apply to successive events and transactions; and

             (6) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the Commission from time to time.

                                   ARTICLE 2.
                                   THE NOTES

SECTION 2.01 FORM AND DATING.

         (a) General. The Notes and the Trustee's certificate of authentication shall be substantially in the form of EXHIBIT A attached hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes initially shall be issued in denominations of $1,000 and integral multiples thereof.

         The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Issuers, the Guarantor and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provisions of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

         Global Notes. Notes issued in global form shall be substantially in the form of Exhibit A attached hereto.

         Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

         Euroclear and Cedel Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests in the Regulation S Global Notes that are held by Participants through Euroclear or Cedel Bank.

         Except as set forth in Section 2.06 hereof, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Depositary or to a successor of the Depositary or its nominee.

         (b) Book-Entry Provisions. This Section 2.01(b) shall apply only to Rule 144A Global Notes and Regulation S Permanent Global Notes deposited with or on behalf of the Depositary.

         The Issuers shall execute and the Trustee shall, in accordance with this Section 2.01(b), authenticate and deliver the Global Notes that (i) shall be registered in the name of the Depositary or the nominee of the Depositary and
(ii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions or held by the Trustee as custodian for the Depositary.

         Participants shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Depositary or by the Note Custodian as custodian for the Depositary or under such Global Note, and the Depositary may be treated by the Issuers, the Trustee and any agent of the Issuers or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuers, the Trustee or any agent of the Issuers or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of an owner of a beneficial interest in any Global Note.

         (c) Definitive Notes. Notes issued in certificated form shall be substantially in the form of EXHIBIT A attached hereto (but without including the text referred to in footnotes 1 and 3 thereto).

SECTION 2.02 EXECUTION AND AUTHENTICATION.

         An Officer shall sign the Notes for each of the Issuers by manual or facsimile signature.

         If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

         A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Notes shall be substantially as set forth in EXHIBIT A hereto.

         The Trustee shall, upon a written order of the Issuers signed by an Officer of each of the Issuer directing the Trustee to authenticate the Notes, authenticate Notes for original issue up to the aggregate principal amount stated in paragraph 4 of the Notes. The Trustee shall, upon written order of the Issuers signed by an Officer, authenticate New Senior Secured Notes for original issuance in exchange for a like principal amount of Senior Secured Notes exchanged in the Exchange Offer or otherwise exchanged for New Senior Secured Notes pursuant to the terms of the Registration Rights Agreement. The aggregate principal amount of Notes outstanding at any time may not exceed such amount except as provided in Section 2.07 hereof.

         The Trustee may (at the Issuers' expense) appoint an authenticating agent acceptable to the Issuers' to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Issuers or an Affiliate of the Issuers.

SECTION 2.03 REGISTRAR AND PAYING AGENT.

         The Issuers shall maintain (i) an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and (ii) an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Issuers may appoint one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Issuers shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Issuers fail to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Issuers may act as Paying Agent or Registrar.

         The Issuers initially appoint The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

         The Issuers initially appoint the Trustee to act as the Registrar and Paying Agent and to act as Note Custodian with respect to the Global Notes. The Issuers initially appoint the Trustee to act as the Registrar and Paying Agent with respect to the Definitive Notes.

SECTION 2.04 PAYING AGENT TO HOLD MONEY IN TRUST.

         The Issuers shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or Liquidated Damages, if any, or interest on the Notes, and shall notify the Trustee of any default by the Issuers in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Issuers at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Issuers) shall have no further liability for the money. If the Issuers act as Paying Agent, they shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon the occurrence of events specified in
Section 6.01(vii) through (viii) hereof, the Trustee shall serve as Paying Agent for the Notes.

SECTION 2.05 HOLDER LISTS.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Issuers and/or the Guarantor shall furnish to the Trustee at least seven (7) Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and the Issuers and the Guarantor shall otherwise comply with TIA Section 312(a).

SECTION 2.06 TRANSFER AND EXCHANGE.

         (a) Transfer and Exchange of Global Notes. The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture and the procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in a Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the legend in subsection
(g) of this Section 2.06. Transfers of beneficial interests in the Global Notes to Persons required to take delivery thereof in the form of an interest in another Global Note shall be permitted as follows:

             (i) Rule 144A Global Note to Regulation S Global Note. If, at any time, an owner of a beneficial interest in a Rule 144A Global Note deposited with the Depositary (or the Trustee as custodian for the Depositary) wishes to transfer its beneficial interest in such Rule 144A Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note as provided in this
                  Section 2.06(a)(i). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from a Participant directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the Participant account of the Depositary and the Euroclear or Cedel account to be credited with such increase, and (3) a certificate in the form of EXHIBIT B-1 hereto given by the owner of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable Rule 144A Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Regulation S Global Note by the principal amount at maturity of the beneficial interest in the Rule 144A Global Note to be exchanged or transferred, to credit or cause to be credited to the account of the Person specified in such instructions, a beneficial interest in the Regulation S Global Note equal to the reduction in the aggregate principal amount at maturity of the Rule 144A Global Note, and to debit, or cause to be debited, from the account of the Person making such exchange or transfer the beneficial interest in the Rule 144A Global Note that is being exchanged or transferred.

             (ii) Regulation S Global Note to Rule 144A Global Note. If, at any
                  time, after the expiration of the 40-day restricted period, an owner of a beneficial interest in a Regulation S Global Note deposited with the Depositary or with the Trustee as custodian for the Depositary wishes to transfer its beneficial interest in such Regulation S Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Rule 144A Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note as provided in this Section 2.06(a)(ii). Upon receipt by the Trustee of (1) instructions from Euroclear or Cedel, if applicable, and the Depositary, directing the Trustee, as Registrar, to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the beneficial interest in the Regulation S Global Note to be exchanged, such instructions to contain information regarding the Participant account with the Depositary to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and (3) a certificate in the form of EXHIBIT B-2 attached hereto given by the owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A, that the Person transferring such interest in a Regulation S Global Note reasonably believes that the Person acquiring such interest in a Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States, (B) that the transfer complies with the requirements of Rule 144 under the Securities Act,
                  (C) if the transfer is to an Institutional Accredited Investor that such transfer is in compliance with the Securities Act and a certificate in the form of EXHIBIT C attached hereto and, if such transfer is in respect of an aggregate principal amount of less than $100,000, an Opinion of Counsel acceptable to the Issuers that such transfer is in compliance with the Securities Act or (D) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Issuers and to the Registrar and in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of such Regulation S Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Rule 144A Global Note by the principal amount at maturity of the beneficial interest in the Regulation S Global Note to be exchanged or transferred, and the Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Rule 144A Global Note equal to the reduction in the aggregate principal amount at maturity of such Regulation S Global Note and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Regulation S Global Note that is being exchanged or transferred.

         (b) Transfer and Exchange of Definitive Notes. When Definitive Notes are presented by a Holder to the Registrar with a request to register the transfer of the Definitive Notes or to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested only if the Definitive Notes are presented or surrendered for registration of transfer or exchange, are endorsed and contain a signature guarantee or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney and contains a signature guarantee, duly authorized in writing and the Registrar received the following documentation (all of which may be submitted by facsimile):

             (i) in the case of Definitive Notes that are Transfer Restricted Securities, such request shall be accompanied by the following additional information and documents, as applicable:

                  (A) if such Transfer Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, or such Transfer Restricted Security is being transferred to the Issuers or any of its Subsidiaries, a certification to that effect from such Holder (in substantially the form of EXHIBIT B-3 hereto); or

                  (B) if such Transfer Restricted Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of EXHIBIT B-3 hereto); or

                  (C) if such Transfer Restricted Security is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 904 under the Securities Act, a certification to that effect from such Holder (in substantially the form of EXHIBIT B-3 hereto);

                  (D) if such Transfer Restricted Security is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) and (C) above, a certification to that effect from such Holder (in substantially the form of EXHIBIT B-3 hereto), a certification substantially in the form of EXHIBIT C hereto, and, if such transfer is in respect of an aggregate principal amount of Notes of less than $100,000, an Opinion of Counsel acceptable to the Issuers that such transfer is in compliance with the Securities Act; or

                  (E) if such Transfer Restricted Security is being transferred in reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in substantially the form of EXHIBIT B-3 hereto) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Issuers and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

     (c) Transfer of a Beneficial Interest in a Rule 144A Global Note or Regulation S Permanent Global Note for a Definitive Note.

             (i) Any Person having a beneficial interest in a Rule 144A Global Note or Regulation S Permanent Global Note may upon request, subject to the Applicable Procedures, exchange such beneficial interest for a Definitive Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary (or Euroclear or Cedel, if applicable), from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Rule 144A Global Note or Regulation S Permanent Global Note , and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile):

                  (A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification to that effect from such Person (in substantially the form of EXHIBIT B-4 hereto);

                  (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of EXHIBIT B-4 hereto);

                  (C) if such beneficial interest is being transferred to an Institutional Accredited Investor, pursuant to a private placement exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Issuers so request), a certification to that effect from such Holder (in substantially the form of EXHIBIT B-4 hereto) and a certificate from the applicable transferee (in substantially the form of EXHIBIT C hereto); or

                  (D) if such beneficial interest is being transferred in reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from the transferor (in substantially the form of EXHIBIT B-4 hereto) and an Opinion of Counsel from the transferee or the transferor reasonably acceptable to the Issuers and to the Registrar to the effect that such transfer is in compliance with the Securities Act, in which case the Trustee or the Note Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depositary and the Note Custodian, cause the aggregate principal amount of Rule 144A Global Notes or Regulation S Permanent Global Notes, as applicable, to be reduced accordingly and, following such reduction, the Issuers shall execute and, the Trustee shall authenticate and deliver to the transferee a Definitive Note in the appropriate principal amount.

             (ii) Definitive Notes issued in exchange for a beneficial interest in a Rule 144A Global Note or Regulation S Permanent Global Note, as applicable, pursuant to this Section 2.06(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or

                  Indirect Participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Following any such issuance of Definitive Notes, the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable Global Note to reflect the transfer.

         (d) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.06), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         (e) Transfer and Exchange of a Definitive Note for a Beneficial Interest in a Global Note. A definitive Note may not be transferred or exchanged for a beneficial interest in a Global Note.

         (f) Authentication of Definitive Notes in Absence of Depositary. If at any time:

             (i) the Depositary for the Notes notifies the Issuers that the Depositary is unwilling or unable to continue as Depositary for the Global Notes and a successor Depositary for the Global Notes is not appointed by the Issuers within 90 days after delivery of such notice; or

             (ii) the Issuers, at their sole discretion, notify the Trustee in writing that they elect to cause the issuance of Definitive Notes under this Indenture,

then the Issuers shall execute, and the Trustee shall, upon receipt of an authentication order in accordance with Section 2.02 hereof, authenticate and deliver, Definitive Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Notes.

         (g) Legends.

             (i) Except as permitted by the following paragraphs (iii), (iv) and (v), each Note certificate evidencing Global Notes and Definitive Notes (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend (the "Private Placement Legend") in substantially the following form:

                  "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

                  (A) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
                        ACT) (A "QIB") OR (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT.

                  (B) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

                  (C) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                  AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATIONS S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

             (ii) Each Note shall bear a legend (the "Original Issue Discount
                  Legend") in substantially the following form:

                  "FOR THE PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY, THE ISSUE PRICE IS $_____, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $_____, THE ISSUE DATE IS OCTOBER 1, 1999 AND THE YIELD TO MATURITY IS ___% PER ANNUM."

             (iii) Upon any sale or transfer of a Transfer Restricted Security
                   (including any Transfer Restricted Security represented by a Global Note) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

                   (A) in the case of any Transfer Restricted Security that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such

                         Transfer Restricted Security upon receipt of a certification from the transferring holder substantially in the form of EXHIBIT B-4 hereto; and

                   (B) in the case of any Transfer Restricted Security represented by a Global Note, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.06(a) and (b) hereof; provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Note for a Definitive Note that does not bear the legend set forth in (i) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of EXHIBIT B-4 hereto).

             (iv) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Note) in reliance on any exemption from the registration requirements of the Securities Act (other than exemptions pursuant to Rule 144A or Rule 144 under the Securities Act) in which the Holder or the transferee provides an Opinion of Counsel to the Issuers and the Registrar in form and substance reasonably acceptable to the Issuers and the Registrar (which Opinion of Counsel shall also state that the transfer restrictions contained in the legend are no longer applicable):

                   (A) In the case of any Transfer Restricted Security that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

                   (B) in the case of any Transfer Restricted Security represented by a Global Note, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.06(a) and (b) hereof.

             (v) Notwithstanding the foregoing, upon the consummation of the Exchange Offer in accordance with the Registration Rights Agreement, the Issuers shall issue and, upon receipt of an authentication order in accordance with Section 2.02 hereof, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in aggregate principal amount equal to the principal amount of the Restricted Beneficial Interests tendered for acceptance by persons that are not (x) broker-dealers, (y) Persons participating in the distribution of the Notes or (z) Persons who are affiliates (as defined in Rule 144) of the Issuers and accepted for exchange in the Exchange Offer and (ii) Definitive Notes that do not bear the Private Placement Legend in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly and the Issuers shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

         (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in Global Notes have been exchanged for Definitive Notes, redeemed, repurchased or cancelled, all Global Notes shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, redeemed, repurchased or cancelled, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note, by the Trustee or the Note Custodian, at the direction of the Trustee, to reflect such reduction.

         (i) General Provisions Relating to Transfers and Exchanges.

             (i) To permit registrations of transfers and exchanges, the Issuers shall execute and the Trustee shall authenticate Global Notes and Definitive Notes at the Registrar's request.

             (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any stamp or transfer tax or similar governmental charge payable in connection therewith (other than any such stamp or transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 4.10, 4.14 and 9.05 hereto).

             (iii) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

             (iv) The Registrar shall not be required:(A) to issue, to register the transfer of or to exchange Notes during a period beginning at the opening of fifteen (15) Business Days before the day of any selection of Notes for redemption under
                   Section 3.02 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part, or (C) to register the transfer of or to exchange a Note between a record date and the next succeeding interest payment date.

             (v) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Issuers may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and neither the Trustee, any Agent nor the Issuers shall be affected by notice to the contrary.

             (vi) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02 hereof.

SECTION 2.07 REPLACEMENT NOTES.

         If any mutilated Note is surrendered to the Trustee, or the Issuers and the Trustee receives evidence to their satisfaction of the destruction, loss or theft of any Note, the Issuers shall issue and the Trustee, upon the written order of the Issuers signed by an Officer of each Issuer, shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Issuers, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Issuers to protect the Issuers, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Issuers and the Trustee may charge for their expenses in replacing a Note.

         Every replacement Note is an additional obligation of the Issuers and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

SECTION 2.08 OUTSTANDING NOTES.

         The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this
Section 2.08 as not outstanding. Except as set forth in Section 2.09 hereof, a Note does not cease to be outstanding because the Issuers or the Guarantor or an Affiliate of the Issuers or the Guarantor holds the Note.

         If a Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

         If the principal amount of any Note is considered paid under Section
4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

         If the Paying Agent (other than the Issuers or an Affiliate thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

SECTION 2.09 TREASURY NOTES.

         In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Issuers or the Guarantor, or by any Affiliate of the Issuers or the Guarantor shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes shown on the Trustee's register as being so owned shall be so disregarded. Notwithstanding the foregoing, Notes that are to be acquired by the Issuers or the Guarantor or an Affiliate of the Issuers or the Guarantor pursuant to an exchange offer, tender offer or other agreement shall not be deemed to be owned by such entity until legal title to such Notes passes to such entity.

SECTION 2.10 TEMPORARY NOTES.

         Until Definitive Notes are ready for delivery, the Issuers may prepare and the Trustee shall authenticate temporary Notes upon a written order of the Issuers signed by an Officer of each Issuer. Temporary Notes shall be substantially in the form of Definitive Notes but may have variations that the Issuers consider appropriate for temporary Notes. Without unreasonable delay, the Issuers shall prepare and the Trustee shall upon receipt of a written order of each Issuer signed by an Officer authenticate Definitive Notes in exchange for temporary Notes.

         Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

SECTION 2.11 CANCELLATION.

         The Issuers at any time may deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder or which the Issuers may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. All Notes surrendered for registration of transfer, exchange or payment, if surrendered to any Person other than the Trustee, shall be delivered to the Trustee. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation. Subject to Section 2.07 hereof, the Issuers may not issue new Notes to replace Notes that it has redeemed or paid or that have been delivered to the Trustee for cancellation. All cancelled Notes held by the Trustee shall be destroyed and certification of their destruction delivered to the Issuers, unless by a written order, signed by an Officer of each of the Issuers, the Issuers shall direct that cancelled Notes be returned to it.

SECTION 2.12 DEFAULTED INTEREST.

         If the Issuers or the Guarantor defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five (5) Business Days prior to the payment date, in each case at the rate provided in the Notes and in
Section 4.01 hereof. The Issuers shall fix or cause to be fixed each such special record date and payment date, and shall promptly thereafter, notify the Trustee of any such date. At least fifteen (15) days before the special record date, the Issuers (or the Trustee, in the name and at the expense of the Issuers) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.13 RECORD DATE.

         The record date for purposes of determining the identity of Holders of the Notes entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture shall be determined as provided for in TIA Section 316(c).

SECTION 2.14 COMPUTATION OF INTEREST.

         Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

SECTION 2.15 CUSIP NUMBER.

         The Issuers in issuing the Notes may use a "CUSIP" number, and if it does so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Notes and that reliance may be placed only on the other identification numbers printed on the Notes. The Issuers shall promptly notify the Trustee of any change in the CUSIP number.

                                   ARTICLE 3.
                            REDEMPTION AND PREPAYMENT

SECTION 3.01 NOTICES TO TRUSTEE.

         If the Issuers elect to redeem Notes pursuant to the optional redemption provisions of Section 3.07 hereof, they shall furnish to the Trustee, at least 45 days but not more than 60 days before a redemption date (unless a shorter period is acceptable to the Trustee) an Officers' Certificate setting forth (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price.

         If the Issuers are required to make an offer to purchase Notes pursuant to Section 4.11 or 4.12 hereof, they shall furnish to the Trustee, at least 45 days before the scheduled purchase date, an Officers' Certificate setting forth
(i) the section of this Indenture pursuant to which the offer to purchase shall occur, (ii) the terms of the offer, (iii) the principal amount of Notes to be purchased, (iv) the purchase price, (v) the purchase date and (vi) and further setting forth a statement to the effect that (a) the Issuers or AmeriServe or one its Subsidiaries has affected an Asset Sale and there are Excess Proceeds aggregating more than $15.0 million or (b) a Change of Control has occurred, as applicable.

SECTION 3.02 SELECTION OF NOTES TO BE REDEEMED OR PURCHASED.

         If less than all of the Notes are to be redeemed at any time, selection of Notes for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed, or, if the Notes are not so listed, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate; provided that no Notes of $1,000 or less shall be redeemed in part. Notices of redemption shall be mailed by first class mail at least 30 but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at its registered address. Notices of redemption may not be conditional. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note. Notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on Notes or portions of them called for redemption.

SECTION 3.03 NOTICE OF REDEMPTION.

         At least 30 days but not more than 60 days before a redemption date, the Issuers shall mail or cause to be mailed by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed.

         The notice shall identify the Notes to be redeemed and shall state:

             (1)   the redemption date;

             (2) the redemption price for the Notes and accrued interest, and Liquidated Damages, if any;

             (3) if any Note is being redeemed in part, the portion of the principal amount of such Notes to be redeemed and that, after the redemption date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon surrender of the original Note;

             (4)   the name and address of the Paying Agent;

             (5) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

             (6) that, unless the Issuers default in making such redemption payment, interest and Liquidated Damages, if any, on Notes called for redemption ceases to accrue on and after the redemption date;

             (7) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

             (8) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

         At the Issuers' request, the Trustee shall give the notice of redemption in the Issuers' name and at the Issuers' expense; provided, however, that the Issuers shall have delivered to the Trustee, at least 45 days prior to the redemption date (or such shorter period as shall be acceptable to the Trustee), an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in the notice as provided in the preceding paragraph. The notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Note shall not affect the validity of the proceeding for the redemption of any other Note.

SECTION 3.04 EFFECT OF NOTICE OF REDEMPTION.

         Once notice of redemption is mailed in accordance with Section 3.03 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price plus accrued and unpaid interest and Liquidated Damages, if any, to such date. A notice of redemption may not be conditional.

SECTION 3.05 DEPOSIT OF REDEMPTION OR PURCHASE PRICE.

         On or before 10:00 a.m. (New York City time) on each redemption date or the date on which Notes must be accepted for purchase pursuant to Section 4.12 or 4.11, the Issuers shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued and unpaid interest and Liquidated Damages, if any, on all Notes to be redeemed or purchased on that date. The Trustee or the Paying Agent shall promptly return to the Issuers upon their written request any money deposited with the Trustee or the Paying Agent by the Issuers in excess of the amounts necessary to pay the redemption price of (including any applicable premium), accrued interest and Liquidated Damages, if any, on all Notes to be redeemed or purchased.

         If Notes called for redemption or tendered in an Asset Sale Offer or Change of Control Offer are paid or if the Issuers have deposited with the Trustee or Paying Agent money sufficient to pay the redemption or purchase price of, unpaid and accrued interest and Liquidated Damages, if any, on all Notes to be redeemed or purchased, on and after the redemption or purchase date interest and Liquidated Damages, if any, shall cease to accrue on the Notes or the portions of Notes called for redemption or tendered and not withdrawn in an Asset Sale Offer or Change of Control Offer (regardless of whether certificates for such securities are actually surrendered). If a Note is redeemed or purchased on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest and Liquidated Damages, if any, shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Issuers to comply with the preceding paragraph, interest shall be paid on the unpaid principal and Liquidated Damages, if any, from the redemption or purchase date until such principal and Liquidated Dames, if any, is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case, at the rate provided in the Notes and in Section 4.01 hereof.

SECTION 3.06 NOTES REDEEMED IN PART.

         Upon surrender of a Note that is redeemed in part, the Issuers shall issue and, upon the Issuers' written request, the Trustee shall authenticate for the Holder at the expense of the Issuers a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

SECTION 3.07 OPTIONAL REDEMPTION.

         (a) Except as set forth in the next paragraph, the Notes will not be redeemable at the Issuers' option prior to September 15, 2003. Thereafter, the Notes will be subject to redemption at any time at the option of the Issuers, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of the Accreted Value) set forth below plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on September 15 of the years indicated below:


                 YEAR                                                                PERCENTAGE
                 ----                                                                ----------

                 2003..........................................................        106.00%
                 2004..........................................................        103.00%
                 2005 and thereafter...........................................        100.000%

         (b) Notwithstanding the foregoing, at any time prior to September 15, 2001, the Issuers may redeem up to 33% of the original aggregate principal amount of Notes at a redemption price of 112.0% of the Accreted Value thereof, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the redemption date, with the net cash proceeds of a Public Equity Offering that are used to prepay the Term Loan; provided that at least 67% of the original aggregate principal amount of Notes remains outstanding immediately after the occurrence of such redemption; and provided, further, that such redemption shall occur within 45 days of the date of the closing of such Public Equity Offering.

SECTION 3.08 MANDATORY REDEMPTION.

         Except as set forth under Sections 4.11 and 4.12 hereof, the Issuers shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

SECTION 3.09 REPURCHASE OFFERS.

         In the event that the Issuers shall be required to commence an offer to all Holders to repurchase Notes (a "Repurchase Offer") pursuant to Section 4.12 hereof, (an "Asset Sale Offer") or pursuant to Section 4.11 hereof, (a "Change of Control Offer,") the Issuers shall follow the procedures specified below.

         A Repurchase Offer shall commence no earlier than 30 days and no later than 60 days after a Change of Control (unless the Issuers are not required to make such offer pursuant to Section 4.11 hereof) or an Excess Proceeds Offer Triggering Event (as defined below), as the case may be, and remain open for a period of twenty (20) Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five (5) Business Days after the termination of the Offer Period (the "Purchase Date"), the Issuers shall purchase the principal amount of Notes required to be purchased pursuant to Section 4.12 hereof, in the case of an Excess Proceeds Offer, or 4.11 hereof, in the case of a Change of Control Offer (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Notes tendered in response to the Repurchase Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made.

         If the Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest and Liquidated Damages, if any, shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest or Liquidated Damages, if any, shall be payable to Holders who tender Notes pursuant to the Repurchase Offer.

         Upon the commencement of a Repurchase Offer, the Issuers shall send, by first class mail, a notice to the Trustee and each of the Holders, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to such Repurchase Offer. The Repurchase Offer shall be made to all Holders. The notice, which shall govern the terms of the Repurchase Offer, shall describe the transaction or transactions that constitute the Change of Control or Excess Proceeds Offer Triggering Event, as the case may be and shall state:

         (a)      that the Repurchase Offer is being made pursuant to this
                  Section 3.09 and Section 4.12 or 4.11 hereof, as the case may be, and the length of time the Repurchase Offer shall remain open;

         (b)      the Offer Amount, the purchase price and the Purchase Date;

         (c) that any Note not tendered or accepted for payment shall continue to accrue interest;

         (d) that, unless the Issuers default in making such payment, any Note accepted for payment pursuant to the Repurchase Offer shall cease to accrue interest and Liquidated Damages, if any, after the Purchase Date;

         (e) that Holders electing to have a Note purchased pursuant to a Repurchase Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note, duly completed, or transfer by book-entry transfer, to the Issuers, the Depositary, or the Paying Agent at the address specified in the notice not later than the close of business on the last day of the Offer Period;

         (f) that Holders shall be entitled to withdraw their election if the Issuers, the Depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased;

         (g) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Offer Amount, the Issuers shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Issuers so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

         (h) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer).

         On or before 10:00 a.m. (New York City time) on each Purchase Date, the Issuers shall irrevocably deposit with the Trustee or Paying Agent in immediately available funds the aggregate purchase price with respect to a principal amount of Notes equal to the Offer Amount, together with accrued and unpaid interest and Liquidated Damages, if any, thereon, to be held for payment in accordance with the terms of this Section 3.09. On the Purchase Date, the Issuers shall, to the extent lawful, (i) accept for payment, on a pro rata basis to the extent necessary, the Offer Amount of Notes or portions thereof tendered pursuant to the Repurchase Offer, or if less than the Offer Amount has been tendered, all Notes tendered, (ii) deliver or cause the Paying Agent or depository, as the case may be, to deliver to the Trustee Notes so accepted and
(iii) deliver to the Trustee an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Issuers in accordance with the terms of this Section 3.09. The Issuers, the Depositary or the Paying Agent, as the case may be, shall promptly (but in any case not later than three (3) Business Days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes tendered by such Holder and accepted by the Issuers for purchase, plus any accrued and unpaid interest and Liquidated Damages, if any, thereon, and the Issuers shall promptly issue a new Note, and the Trustee, shall authenticate and mail or deliver such new Note, to such Holder, equal in principal amount to any unpurchased portion of such Holder's Notes surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Issuers to the Holder thereof. The Issuers shall publicly announce in a newspaper of general circulation or in a press release provided to a nationally recognized financial wire service the results of the Repurchase Offer on the Purchase Date.

         Other than as specifically provided in this Section 3.09, any purchase pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01, 3.02, 3.05 and 3.06 hereof.

                                   ARTICLE 4.
                                   COVENANTS

SECTION 4.01 PAYMENT OF NOTES.

         The Issuers shall pay or cause to be paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. The Issuers shall pay all Liquidated Damages, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement. Principal, premium and Liquidated Damages, if any, and interest, shall be considered paid for all purposes hereunder on the date the Paying Agent, if other than the Issuers, holds, as of 10:00 a.m. (New York City time) money deposited by the Issuers in immediately available funds and designated for and sufficient to pay all such principal, premium and Liquidated Damages, if any, and interest, then due.

         The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 4.02 MAINTENANCE OF OFFICE OR AGENCY.

         The Issuers shall maintain in the Borough of Manhattan, the City of New York an office or agency (which may be an office of the Trustee or an affiliate of the Trustee or Registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Issuers in respect of the Notes and this Indenture may be served. The Issuers shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

         The Issuers may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuers of their obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Issuers shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Issuers hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Issuers in accordance with Section 2.03 hereof.

SECTION 4.03 CORPORATE EXISTENCE.

         The Issuers shall do or cause to be done all things necessary to preserve and keep in full force and effect their corporate, partnership, trust or other existence and the corporate, partnership, trust or other existence of each of their Subsidiaries in accordance with the respective organizational documents (as the same may be amended from time to time) of the Issuers and the rights (charter and statutory), licenses and franchises of the Issuers and their Subsidiaries.

SECTION 4.04 COMPLIANCE CERTIFICATE.

         The Issuers shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Issuers and their Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that, to the best of his or her knowledge, each entity has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Issuers are taking or propose to take with respect thereto) and that, to the best of his or her knowledge, no event has occurred and remains in existence by reason of which payments on account of the principal of, premium or Liquidated Damages, if any, or interest on the Notes is prohibited or if such event has occurred, a description of the event and what action the Issuers are taking or proposes to take with respect thereto.

         So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, in connection with the year-end financial statements delivered pursuant to Section 4.03 hereof, the Issuers shall use their best efforts to deliver a written statement of the Issuers' independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Issuers have violated any provisions of Article Four hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation. In the event that such written statement of the Issuers' independent public accountants cannot be obtained, the Issuers shall deliver an Officers' Certificate certifying that it has used its best efforts to obtain such statements and was unable to do so.

         The Issuers shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Issuers are taking or propose to take with respect thereto.

SECTION 4.05 TAXES.

         The Issuers shall pay, and shall cause each of their Subsidiaries to pay, prior to delinquency all material taxes, assessments and governmental levies, except such as are contested in good faith and by appropriate proceedings and with respect to which appropriate reserves have been taken in accordance with GAAP.

SECTION 4.06 STAY, EXTENSION AND USURY LAWS.

         The Issuers and the Guarantor covenant (to the extent that they may lawfully do so) that they shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and each of the Issuers and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that they shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.07 IMPAIRMENT OF LIENS.

         The Issuers shall not take or knowingly or negligently omit to take, any action which action or omission might or would have the result of materially impairing the Liens granted by the Issuers with respect to the Note Collateral for the benefit of the Trustee and the Holders of the Notes. Except as permitted by this Indenture and the Note Security Documents, the Issuers shall not grant to any Person other than the Trustee, for the benefit of the Trustee and the Holders of the Notes, any interest whatsoever in any of the Note Collateral.

SECTION 4.08 LIMITATION ON ACTIVITIES OF THE ISSUERS.

         The Issuers will not engage in any business activity or undertake any activity, except any activity (i) relating to the offering, sale or issuance of the Notes or the lending of the proceeds of such sale of Notes to AmeriServe pursuant to the Amended Credit Agreement, or (ii) undertaken with the purpose of, and directly related to, exercising its rights under, and fulfilling the obligations of the Issuers under the Notes, this Indenture, the Amended Credit Agreement and the Note Security Documents. Finco shall for so long as the Notes are outstanding be a limited purpose entity with organizational documents that limit its business activities and ability to commence a voluntary case or proceeding under any applicable bankruptcy or insolvency laws. The Issuers shall not (i) incur any Indebtedness other than the Notes or (ii) enter into any derivative product transactions.

         Notwithstanding the foregoing, if AmeriServe may incur additional indebtedness pursuant to the terms of the Amended Credit Agreement, Finco may issue and sell Additional Notes in an aggregate principal amount not greater than the lesser of (x) the amount of additional indebtedness AmeriServe may incur pursuant to the terms of the Amended Credit Agreement and (y) $45.0 million, and loan the proceeds of such sale to AmeriServe as additional indebtedness under the Term Loan.

SECTION 4.09 LIENS

         The Issuers shall not create, incur, assume or otherwise cause or suffer to exist or become effective any Lien upon any of their property or assets (including the Note Collateral), now owned or hereafter acquired.

SECTION 4.10 REPORTS

         Whether or not required by the Commission, so long as any Notes are outstanding, the Issuers will furnish to the Holders within the time periods specified in the Commission's rules and regulations: (1) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Issuers or AmeriServe were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Issuers' and AmeriServe's certified independent accountants; and (2) all current reports that would be required to be filed with the Commission on Form 8-K if the Issuers or AmeriServe were required to file such reports.

         In addition, whether or not required by the Commission, the Issuers will file a copy of all such information and reports with the Commission for public availability (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. In addition, the Issuers shall, for so long as any Notes remain outstanding, furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

SECTION 4.11 CHANGE OF CONTROL

         (a) Upon the occurrence of a Change of Control, the Issuers shall make an offer (a "Change of Control Offer") to each Holder to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a purchase price equal to 101% of the Accreted Value thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 30 days following any Change of Control, the Issuers shall mail a notice to each Holder stating: (1) that the Change of Control Offer is being made pursuant to this Section 4.11 and that all Notes tendered will be accepted for payment; (2) the purchase price and the purchase date, which shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"); (3) that any Note not tendered will continue to accrue interest; (4) that, unless the Issuers default in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date; (5) that Holders electing to have any Notes purchased pursuant to a Change of Control Offer will be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date; (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Notes purchased; and (7) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof. The Issuers shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes in connection with a Change of Control.

         (b) On the Change of Control Payment Date, the Issuers will, to the extent lawful:

             (i) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer;

             (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered; and

             (iii) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by us.

         (c) The Paying Agent will promptly mail to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note will be in a principal amount of $1,000 or an integral multiple thereof. The Issuers shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date. The Change of Control provisions described above are applicable whether or not any other provisions of this Indenture are applicable.

         (d) The Issuers shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements applicable to a Change of Control Offer made by the Issuers and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

SECTION 4.12 ASSET SALES

         The Issuers shall not consummate an Asset Sale.

         Upon the occurrence of an Asset Sale by AmeriServe or any of its Restricted Subsidiaries the Net Proceeds of which are applied to repay the Term Loan, such Net Proceeds paid to either Issuer shall be deemed to constitute "Excess Proceeds."

         The Issuers shall make an offer to all Holders of Notes (an "Asset Sale Offer") to purchase the maximum principal amount of Notes that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the Accreted Value thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase. To the extent that the aggregate amount of Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Issuers shall invest any remaining Excess Proceeds in Government Securities. If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

SECTION 4.13 PAYMENT FOR CONSENTS.

         Neither the Issuers nor any of their Affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions hereof or the Notes unless such consideration is offered to be paid or is paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

                                   ARTICLE 5.
                                   SUCCESSORS

SECTION 5.01 MERGER, CONSOLIDATION OF SALE OF ASSETS.

         The Issuers shall not consolidate or merge with or into or sell, assign, transfer, convey or otherwise dispose of all or substantially all of their properties or assets in one or more related transactions, to another corporation, Person or entity.

                                   ARTICLE 6.
                              DEFAULTS AND REMEDIES

SECTION 6.01 EVENTS OF DEFAULT.

         Each of the following constitutes an "Event of Default":

         (i) default for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the Notes;

         (ii) default in payment when due of principal of or premium, if any, on the Notes;

         (iii) failure by either Issuer to comply with the provisions described under Sections 4.07, 4.08, 4.11, 4.12 or Article 5 hereof;

         (iv) failure by either Issuer for 60 days after notice from the Trustee or at least 25% in principal amount of the Notes then outstanding to comply with any of its other agreement in this Indenture or the Notes;

         (v)       default under the Term Loan;

         (vi) failure by either Issuer to pay final judgments aggregating in excess of $5.0 million, which judgments are not paid, discharged or stayed for a period of 60 days;

         (vii) either Issuer or any of their Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, pursuant to or within the meaning of Bankruptcy Law:

                   (a)   commences a voluntary case,

                   (b) consents to the entry of an order for relief against it in an involuntary case,

                   (c) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                   (d) makes a general assignment for the benefit of its creditors, or

                   (e)   generally is not paying its debts as they become due;

         (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                   (a) is for relief against either Issuer or any of their Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary in an involuntary case;

                   (b) appoints a Custodian of either Issuer or any of their Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary or for all or substantially all of the property of either Issuer or any of their Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary; or

                   (c) orders the liquidation of either Issuer or any of their Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary;

                   and the order or decree remains unstayed and in effect for 60 consecutive days; or

         (ix) the Liens under the Note Security Documents shall, at any time, cease to be in full force and effect for any reason (other than by operation of the provisions of this Indenture and the Note Security Documents) other than satisfaction in full of all Obligations under this Indenture and discharge of this Indenture, or any Lien created hereunder shall be declared invalid or unenforceable or either Issuer shall assert, in any pleading in any court of competent jurisdiction, that any such Lien is unenforceable.

         The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

SECTION 6.02 ACCELERATION.

         If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Accreted Value of all Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default as described in (vii) and (viii) of Section 6.01 hereof, the Accreted Value of all outstanding Notes shall become due and payable without further action or notice. Holders of the Notes may not enforce this Indenture or the Notes except as provided in this Indenture.

         In the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Issuers with the intention of avoiding payment of the premium that the Issuers would have had to pay if the Issuers then had elected to redeem the Notes pursuant to the optional redemption provisions of Section 3.07(a) hereof, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the Notes. If an

Event of Default occurs prior to September 15, 2003 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Issuers with the intention of avoiding the prohibition on redemption of the Notes prior to September 15, 2003, then the amount payable in respect of such Notes for purposes of this paragraph for each of the twelve-month periods beginning on September 15 of the years indicated below shall be set forth below, expressed as percentages of the Accreted Value that would otherwise be due but for the provisions of this sentence, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of payment:


                 YEAR                                                                  PERCENTAGE
                 ----                                                                  ----------

                 2000..............................................................      112.00%
                 2001..............................................................      110.00%
                 2002..............................................................      108.00%


SECTION 6.03 OTHER REMEDIES.

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, interest and Liquidated Damages, if any, on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

         The Issuers are required to deliver to the Trustee annually a statement regarding compliance with this Indenture, and the Issuers are required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

SECTION 6.04 WAIVER OF PAST DEFAULTS.

         The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under this Indenture (including any acceleration (other than an automatic acceleration resulting from an Event of Default under clause (vii) or (viii) of
Section 6.01 hereof) except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes (other than as a result of an acceleration), which shall require the consent of all of the Holders of the Notes then outstanding.

SECTION 6.05 CONTROL BY MAJORITY.

         The Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust power conferred on it. However, (i) the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability, and (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. In case an Event of Default shall occur (which shall not be cured), the Trustee will be required, in the exercise of its power, to use the degree of care of a prudent person in the conduct of its own affairs. Notwithstanding any provision to the contrary in this Indenture, the Trustee is under no obligation to exercise any of its rights or powers under this Indenture at the request of any Holder of Notes, unless such

Holder shall offer to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

SECTION 6.06 LIMITATION ON SUITS.

         A Holder of a Note may pursue a remedy with respect to this Indenture, the Note Guarantee or the Notes only if:

         (a) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default or the Trustee receives such notice from the Issuers;

         (b) the Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

         (c) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

         (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

         (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

         A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

SECTION 6.07 RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, premium, if any, interest, and Liquidated Damages, if any, on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.08 COLLECTION SUIT BY TRUSTEE.

         If an Event of Default specified in Section 6.01(i) or (ii) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuers for the whole amount of principal of, premium and Liquidated Damages, if any, and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09 TRUSTEE MAY FILE PROOFS OF CLAIM.

         The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Issuers (or any other obligor upon the Notes), its creditors or its property, to participate as a member, voting or otherwise, of any official committee of creditors appointed in such manner and shall be entitled and empowered to collect, receive and distribute any money or other securities or property payable or deliverable upon the conversion or exchange of the Notes or on any such claims and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10 PRIORITIES.

         If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

             First: to the Trustee, its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

             Second: to Holders of Notes for amounts due and unpaid on the Notes for principal, premium, if any, interest, and Liquidated Damages, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any, interest, and Liquidated Damages, if any, respectively;

             Third: without duplication, to the Holders for any other Obligations owing to the Holders under this Indenture and the Notes; and

             Fourth: to the Issuers or to such party as a court of competent jurisdiction shall direct.

         The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

SECTION 6.11 UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                   ARTICLE 7.
                                     TRUSTEE

SECTION 7.01 DUTIES OF TRUSTEE.

         (a) If an Event of Default has occurred and is continuing of which a Responsible Officer of the Trustee has knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)       Except during the continuance of an Event of Default:

                   (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture or the TIA and the Trustee need perform only those duties that are specifically set forth in this Indenture or the TIA and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                   (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                   (i)   this paragraph does not limit the effect of paragraph
                         (b) of this Section 7.01;

                   (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                   (iii) the Trustee shall not be liable with respect to any
                         action it takes or omits to take in good faith in accordance with a direction received by it pursuant to
                         Section 6.05 hereof.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 7.01.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuers. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law. The Trustee may be the Collateral Agent.

SECTION 7.02 RIGHTS OF TRUSTEE.

         (a) The Trustee may conclusively rely on the truth of the statements and correctness of the opinions contained in, and shall be protected from acting or refraining from acting upon, any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. Prior to taking, suffering or admitting any action, the Trustee may consult with counsel of the Trustee's own choosing and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

         (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Issuers or the Guarantor shall be sufficient if signed by an Officer of the Issuers or the Guarantor, as applicable.

         (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

SECTION 7.03 INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner of Notes and may otherwise deal with the Issuers, the Guarantor or any Affiliate of the Issuers or the Guarantor with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as Trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections
7.10 and 7.11 hereof. The Trustee shall not be responsible for the validity, effectiveness or sufficiency of the Note Collateral or the Note Security Documents.

SECTION 7.04 TRUSTEE'S DISCLAIMER.

         The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Note Guarantee or the Notes, it shall not be accountable for the Issuers' use of the proceeds from the Notes or any money paid to the Issuers or upon the Issuers' direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.05 NOTICE OF DEFAULTS.

         If a Default or Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any Note pursuant to Section 6.01(i) or (ii) hereof, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

SECTION 7.06 REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.

         Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

         A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Issuers and filed with the Commission and each stock exchange on which the Issuers have informed the Trustee in writing the Notes are listed in accordance with TIA ss. 313(d). The Issuers shall promptly notify the Trustee when the Notes are listed on any stock exchange and of any delisting thereof.

SECTION 7.07 COMPENSATION AND INDEMNITY.

         The Issuers and the Guarantor, jointly and severally, shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. To the extent permitted by law, the Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuers and the Guarantor, jointly and severally, shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Issuers and the Guarantor, jointly and severally, shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Issuers and the Guarantor (including this Section 7.07) and defending itself against any claim (whether asserted by the Issuers, the Guarantor or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Issuers and the Guarantor promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuers and the Guarantor shall not relieve the Issuers and the Guarantor of their obligations hereunder. The Issuers and the Guarantor shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Issuers and the Guarantor shall pay the reasonable fees and expenses of such counsel. The Issuers and the Guarantor need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld, conditioned or delayed.

         The obligations of the Issuers and the Guarantor under this Section
7.07 shall survive the satisfaction and discharge of this Indenture.

         To secure the Issuers' and the Guarantor's payment obligations in this
Section 7.07, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal, interest and Liquidated Damages, if any, on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(vii) or (viii) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

         The Trustee shall comply with the provisions of TIA ss. 313(b)(2) to the extent applicable.

SECTION 7.08 REPLACEMENT OF TRUSTEE.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

         The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Issuers. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Issuers in writing. The Issuers may remove the Trustee if:

         (a)       the Trustee fails to comply with Section 7.10 hereof;

         (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

         (c) a Custodian or public officer takes charge of the Trustee or its property; or

         (d)       the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Issuers shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Issuers.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuers, or the Holders of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee, after written request by any Holder of a Note who has been a Holder of a Note for at least six months, fails to comply with Section
7.10 hereof, such Holder of a Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and the duties of the Trustee under this

Indenture. The successor Trustee shall mail a notice of its succession to the Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided that all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in
Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this
Section 7.08, the Issuers' obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee. The replacement of the Trustee pursuant to this Section 7.08 shall operate as a replacement of the Collateral Agent as well. The Issuers shall take such actions as are necessary or desirable, in the opinion of counsel to the successor Collateral Agent to maintain the perfection of the Liens created by the Note Security Documents, all at the expense of the Issuers.

SECTION 7.09 SUCCESSOR TRUSTEE BY MERGER, ETC.

         If the Trustee or any Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee or any Agent, as applicable.

SECTION 7.10 ELIGIBILITY; DISQUALIFICATION.

         There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities. The Trustee and its direct parent shall at all times have a combined capital surplus of at least $50.0 million as set forth in its most recent annual report of condition.

         This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b).

SECTION 7.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE ISSUERS.

         The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

SECTION 7.12 CO-COLLATERAL AGENT.

         At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Note Collateral may at the time be located, the Issuers and the Collateral Agent shall have power to appoint, and, upon the written request of the Collateral Agent or of the Holders of at least 25% in principal amount of the Notes outstanding the Issues shall for such purpose join the Collateral Agent in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Collateral Agent either to act as co-collateral agent, jointly with the Collateral Agent, of all or any part of the Note Collateral, or to act as separate collateral agent of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuers do not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Collateral Agent alone shall have power to make such appointment.

         Should any written instrument from the Issuers be required by any co-collateral agent or separate collateral agent so appointed for more fully confirming to such co-collateral agent or separate collateral agent such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuers.

         Every co-collateral agent or separate collateral agent shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

         A. The rights, powers, duties and obligations hereby conferred or imposed upon the Collateral Agent in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Collateral Agent or by the Collateral Agent and such co-collateral agent or separate collateral agent jointly, as shall be provided in the instrument appointing such co-collateral agent or separate collateral agent, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Collateral Agent shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-collateral agent or separate collateral agent.

         B. The Collateral Agent at any time, by an instrument in writing executed by it, with the concurrence of the Issuers evidenced by an Officers' Certificate, may accept the resignation of or remove any co-collateral agent or separate collateral agent appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Collateral Agent shall have power to accept the resignation of, or remove, any such co-collateral agent or separate collateral agent without the concurrence of the Issuers. Upon the written request of the Collateral Agent, the Issuers shall join with the Collateral Agent in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-collateral agent or separate collateral agent so resigned or removed may be appointed in the manner provided in this Section.

         C. No co-collateral agent or separate collateral agent hereunder shall be personally liable by reason of any act or omission of the Collateral Agent, or any other such collateral agent hereunder.

         D. Any act of Holders of Notes delivered to the Collateral Agent shall be deemed to have been delivered to each such co-collateral agent and separate collateral agent.

                                   ARTICLE 8.
                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

SECTION 8.01 OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

         The Issuers and the Guarantor may, at the option of their respective Boards of Directors or other governing body evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.02 or
8.03 hereof be applied to all outstanding Notes and Note Guarantee upon compliance with the conditions set forth below in this Article 8.

SECTION 8.02 LEGAL DEFEASANCE AND DISCHARGE.

         Upon the Issuers' exercise under Section 8.01 hereof of the option applicable to this Section 8.02, the Issuers and the Guarantor shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from their respective obligations with respect to all outstanding Notes and Note Guarantee on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Issuers and the Guarantor shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes and Note Guarantee, which shall thereafter be deemed to be "outstanding" only for the purposes of Section

         8.05 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all their respective other obligations under such Notes and Note Guarantee and this Indenture (and the Trustee, on demand of and at the expense of the Issuers, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Notes to receive payments in respect of the principal of, premium, if any, and interest and Liquidated Damages, if any, on such Notes when such payments are due from the trust referred to in Section 8.04(a); (b) the Issuers' obligations with respect to such Notes under Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.10 and 4.02 hereof; (c) the rights, powers, trusts, duties and immunities of the Trustee including without limitation thereunder Section 7.07,
8.05 and 8.07 hereof and the Issuers' obligations in connection therewith and
(d) the provisions of this Article 8. Subject to compliance with this Article 8, the Issuers may exercise their option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof.

SECTION 8.03 COVENANT DEFEASANCE.

         Upon the Issuers' exercise under Section 8.01 hereof of the option applicable to this Section 8.03, the Issuers and the Guarantor shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be released from their respective obligations under the covenants contained in Sections 3.09, 4.05, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 5.01 and 10.01
hereof with respect to the outstanding Notes and Note Guarantee on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Notes and Note Guarantee shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes and Note Guarantee shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes and Note Guarantee, the Issuers may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Notes and Note Guarantee shall be unaffected thereby. In addition, upon the Issuers' exercise under Section 8.01 hereof of the option applicable to this Section 8.03, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, Sections 6.01(iii) through 6.01(v) hereof shall not constitute Events of Default.

SECTION 8.04 CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

         The following shall be the conditions to the application of either
Section 8.02 or 8.03 hereof to the outstanding Notes and Note Guarantee:

         In order to exercise either Legal Defeasance or Covenant Defeasance:

         (a) the Issuers must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the Notes, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as shall be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium and Liquidated Damages, if any, and interest on the outstanding Notes on the stated maturity or on the applicable redemption date, as the case may be, and the Issuers must specify whether the Notes are being defeased to maturity or to a particular redemption date;

         (b) in the case of an election under Section 8.02 hereof, the Issuers shall have delivered to the Trustee an opinion of counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Issuers have received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders of the outstanding Notes shall not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and shall be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

         (c) in the case of an election under Section 8.03 hereof, the Issuers shall have delivered to the Trustee an opinion of counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes shall not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and shall be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

         (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Events of Default set forth in Section 6.01 (vii) and (viii) are concerned, at any time in the period ending on the 91st day after the date of deposit;

         (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this Indenture) to which the Issuers are a party or by which the Issuers are bound;

         (f) the Issuers shall have delivered to the Trustee an opinion of counsel to the effect that after the 91st day following the deposit, the trust funds shall not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

         (g) the Issuers shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Issuers with the intent of preferring the Holders of Notes over the other creditors of the Issuers with the intent of defeating, hindering, delaying or defrauding creditors of the Issuers or others; and

         (h) the Issuers shall have delivered to the Trustee an Officers' Certificate and an opinion of counsel, each stating that all conditions precedent provided for relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

SECTION 8.05 DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST;
             OTHER MISCELLANEOUS PROVISIONS.

         Subject to Section 8.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuers acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, interest and Liquidated Damages, if any, but such money need not be segregated from other funds except to the extent required by law.

         The Issuers shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

         Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuers from time to time upon the written request of the Issuers and be relieved of all liability with respect to any money or non-callable Government Securities held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

SECTION 8.06 REPAYMENT TO THE ISSUERS.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Issuers, in trust for the payment of the principal of, premium, if any, interest or Liquidated Damages, if any, on any Note and remaining unclaimed for one year after such principal, and premium, if any, or interest or Liquidated Damages, if any, has become due and payable shall be paid to the Issuers on their written request or (if then held by the Issuers) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuers for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuers as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuers cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining shall be repaid to the Issuers.

SECTION 8.07 REINSTATEMENT.

         If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 8.02 or
8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Issuers and the Guarantor under this Indenture, the Notes and the Note Guarantee shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03 hereof, as the case may be; provided, however, that, if the Issuers makes any payment of principal of, premium, if any, interest or Liquidated Damages, if any, on any Note following the reinstatement of its obligations, the Issuers shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9.
                        AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.01 WITHOUT CONSENT OF HOLDERS OF THE NOTES.

         Notwithstanding Section 9.02 of this Indenture, without the consent of any Holder of Notes the Issuers and the Trustee may amend or supplement this Indenture, the Notes or the Note Guarantee:

         (a)       to cure any ambiguity, defect or inconsistency;

         (b) to provide for uncertificated Notes in addition to or in place of certificated Notes;

         (c) to provide for uncertificated Notes in addition to or in place of certificated Notes;

         (d) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights hereunder of any Holder of the Notes;

         (e) to provide for the issuance of Additional Notes in accordance with the limitations set forth in this Indenture as of the date hereof;

         (f) to provide for the assumption of the Guarantor's obligations to the Holders of the Notes pursuant Article 10 hereof, as applicable; or

         (g) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA.

         Upon the written request of the Issuers accompanied by resolutions of the Board of Directors or other governing body of the Issuers authorizing the execution of any such amended or supplemental indenture, and upon receipt by the Trustee of the documents described in Section 9.06 hereof, the Trustee shall join with the Issuers and the Guarantor in the execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.02 WITH CONSENT OF HOLDERS OF NOTES.

         Except as provided below in this Section 9.02, this Indenture, the Notes or the Note Guarantee may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer, for Notes), and, any existing default or compliance with any provision of this Indenture, the Notes or the Note Guarantee may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including consents obtained in connection with or a tender offer or exchange offer for the Notes).

         Upon the request of the Issuers accompanied by resolutions of the Board of Directors or other governing body of the Issuers authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in
Section 9.06 hereof, the Trustee shall join with the Issuers and the Guarantor in the execution of such amended or supplemental indenture unless such amended or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may, but shall not be obligated to, enter into such amended or supplemental indenture.

         It shall not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof. After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Issuers shall mail to the Holders of each Note affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Issuers to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver.

         Subject to Sections 6.02, 6.04 and 6.07, hereof, the Holders of a majority in aggregate principal amount of the Notes then outstanding may amend or waive compliance in a particular instance by the Issuers or the Guarantor with any provision of this Indenture, the Notes or the Note Guarantee. However, without the consent of each Holder affected, an amendment, or waiver may not (with respect to any Note held by a non-consenting Holder):

         (a) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

         (b) reduce the principal of or change the fixed maturity of any Note or alter the provisions with respect to the redemption of the Notes (other than provisions relating to Sections 3.09, 4.11 and 4.12 hereof);

         (c) reduce the rate of or change the time for payment of interest on any Note;

         (d) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration);

         (e) make any Note payable in money other than that stated in the Notes;

         (f)       make any change in Section 6.04 or 6.07 hereof;

         (g) waive a redemption or repurchase payment with respect to any Note (other than a payment required by Section 4.11 or 4.12 hereof);

         (h) make any change in the amendment and waiver provisions of this Article 9; or

         (i) release Note Collateral from the Lien of the Indenture or the Note Security Documents (except in accordance with the provisions hereof).

SECTION 9.03 COMPLIANCE WITH TRUST INDENTURE ACT.

         Every amendment or supplement to this Indenture, the Note Guarantee or the Notes shall be set forth in an amended or supplemental indenture that complies with the TIA as then in effect.

SECTION 9.04 REVOCATION AND EFFECT OF CONSENTS.

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. When an amendment, supplement or waiver becomes effective in accordance with its terms, it thereafter binds every Holder.

         The Issuers may, but shall not be obligated to, fix a record date for determining which Holders of the Notes must consent to such amendment, supplement or waiver. If the Issuers fix a record date, the record date shall be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of Notes furnished for the Trustee prior to such solicitation pursuant to Section 2.05 hereof or (ii) such other date as the Issuers shall designate.

SECTION 9.05 NOTATION ON OR EXCHANGE OF NOTES.

         The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Issuers in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment, supplement or waiver.

         Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.06 TRUSTEE TO SIGN AMENDMENTS, ETC.

         The Trustee shall sign any amended or supplemental indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Issuers and the Guarantor may not sign an amendment or supplemental indenture until their respective Boards of Directors or other governing body approves it. In signing or refusing to sign any amended or supplemental indenture the Trustee shall be entitled to receive and (subject to Section 7.01 hereof) shall be fully protected in relying upon, in addition to the documents required by Section
10.04 hereof, an Officers' Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Issuers and the Guarantor in accordance with its terms.

SECTION 9.07 AMENDMENT, SUPPLEMENT AND WAIVER - AMENDED CREDIT AGREEMENT

         Except as provided in the next two succeeding paragraphs, the Issuers agree that they will amend or supplement the Amended Credit Agreement in a manner that effects the Term Loan only with the consent of the holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision of the Amended Credit Agreement may be waived by the Issuers only with the consent of the Holders of a majority in principal amount of the then outstanding Notes.

         Without the consent of each Holder of Notes, the Issuers may not amend or waive only portions of the Amended Credit Agreement the effect of which will:

     (1) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver by the Issuers of the Amended Credit Agreement;

     (2) reduce the principal of or change the maturity of, or alter the provisions with respect to the redemption of the Term Loan portion of Amended Credit Agreement;

     (3) reduce the rate of or change the time for payment of interest on the Term Loan portion of the Amended Credit Agreement;

     (4) waive a Term Loan Default (as defined in the Amended Credit Agreement) or Term Loan Event of Default (as defined in the Amended Credit Agreement) in the payment of principal of or premium, if any, or interest on the Term Loan portion of the Amended Credit Agreement;

     (5) make the Term Loan payable in money other than that stated in the Term Loan portion of the Amended Credit Agreement;

     (6) make any change in the provisions of the Amended Credit Agreement relating to waivers of past Term Loan Defaults or the rights of the Issuers to receive payments of principal of or premium, if any, or interest on the Term Loan;

     (7) waive a redemption payment with respect to the Term Loan portion of the Amended Credit Agreement;

     (8) release any portion of the Lien in the Collateral (except in accordance with the provisions of the agreement creating such Lien); or

     (9) make any change in the foregoing amendment and waiver provisions.

         Notwithstanding the foregoing, without the consent of any Holder of Notes, the Issuers may amend or supplement the Term Loan portion of the Amended Credit Agreement to cure any ambiguity, defect or inconsistency in the Term Loan portion of the Amended Credit Agreement or to make any change that would provide any additional rights or benefits to the Issuers or that does not adversely affect the legal rights under the Term Loan portion of the Amended Credit Agreement of the Issuers or to provide for the insurance of additional indebtedness in accordance with the limitations set forth in Amended Credit Agreement as of the date hereof.

                                  ARTICLE 10.
                               GUARANTEE OF NOTES

SECTION 10.01 NOTE GUARANTEE.

         The Guarantor hereby, unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes and the Obligations of the Issuers hereunder and thereunder, that: (a) the principal of, premium, if any, interest and Liquidated Damages, if any, on the Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal, premium, if any, (to the extent permitted by law) interest on any interest, if any, and Liquidated Damages, if any, on the Notes, and all other payment Obligations of the Issuers to the Holders or the Trustee hereunder or thereunder will be promptly paid in full and performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration, redemption or otherwise. Failing payment when so due of any amount so guaranteed for whatever reason the Guarantor will be obligated to pay the same immediately. An Event of Default under this Indenture or the Notes shall constitute an event of default under the Note Guarantee, and shall entitle the Holders to accelerate the Obligations of the Guarantor hereunder in the same manner and to the same extent as the Obligations of the Issuers. The Guarantor hereby agrees that its Obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuer, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuers, any right to require a proceeding first against the Issuers, protest, notice and all demands whatsoever and covenants that this Note Guarantee will not be discharged except by complete performance of the Obligations contained in the Notes and this Indenture. If any Holder or the Trustee is required by any court or otherwise to return to the Issuers, the Guarantor, or any Note Custodian, Trustee, liquidator or other similar official acting in relation to either the Issuer or the Guarantor, any amount paid by either to the Trustee or such Holder, this Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor agrees that it shall not be entitled to, and hereby waives, any right of subrogation in relation to the Holders in respect of any Obligations guaranteed hereby. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article 6 for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Obligations as provided in
Article 6 hereof, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Note Guarantee.

SECTION 10.02 EXECUTION AND DELIVERY OF NOTE GUARANTEE.

         To evidence its Note Guarantee set forth in Section 10.01, the Guarantor hereby agrees that a notation of such Note Guarantee substantially in the form of EXHIBIT D shall be endorsed by an Officer of the Guarantor on each Note authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of the Guarantor, by manual or facsimile signature, by an Officer of the Guarantor.

         The Guarantor hereby agrees that its Note Guarantee set forth in
Section 10.01 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Note Guarantee.

         If an Officer whose signature is on this Indenture or on the Note Guarantee no longer holds that office at the time the Trustee authenticates the Note on which a Note Guarantee is endorsed, the Note Guarantee shall be valid nevertheless.

         The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Note Guarantee set forth in this Indenture on behalf of the Guarantor.

SECTION 10.03 GUARANTOR MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

         (a) Except as set forth in Articles 4 and 5 hereof, nothing contained in this Indenture shall prohibit a merger between the Guarantor and the Issuers.

         (b) Subject to Section 10.04 hereof, the Guarantor may not consolidate with or merge with or into (whether or not the Guarantor is the surviving Person), another corporation, Person or entity whether or not affiliated with the Guarantor unless, subject to the provisions of the following paragraph, (i) the Person formed by or surviving any such consolidation or merger (if other than the Guarantor) assumes all the obligations of the Guarantor pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee, under the Notes and this Indenture; (ii) immediately after giving effect to such transaction, no Default or Event of Default exists; and (iii) the Guarantor, or any Person formed by or surviving any such consolidation or merger, would have Consolidated Net Worth (immediately after giving effect to such transaction), equal to or greater than the Consolidated Net Worth of the Guarantor immediately preceding the transaction.

         (c) In the case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and substantially in the form of EXHIBIT E hereto, of the Note Guarantee endorsed upon the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor Person shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor. Such successor Person thereupon may cause to be signed the Note Guarantee to be endorsed upon all of the Notes issuable hereunder which theretofore shall not have been signed by the Issuers and delivered to the Trustee. The Note Guarantee so issued shall in all respects have the same legal rank and benefit under this Indenture as the Note Guarantee theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Note Guarantee had been issued at the date of the execution hereof.

SECTION 10.04 LIMITATION ON GUARANTOR LIABILITY.

         For purposes hereof, the Guarantor's liability shall be limited to the lesser of (i) the aggregate amount of the Obligations of the Issuers under the Notes and this Indenture and (ii) the amount, if any, which would not have (A) rendered the Guarantor "insolvent" (as such term is defined in the United States Bankruptcy Code and in the Debtor and Creditor Law of the State of New York) or
(B) left the Guarantor with unreasonably small capital at the time its Note Guarantee of the Notes was entered into; provided that, it will be a presumption in any lawsuit or other proceeding in which the Guarantor is a party that the amount guaranteed pursuant to the Note Guarantee is the amount set forth in clause (i) above unless any creditor, or representative of creditors of the Guarantor, or debtor in possession or trustee in bankruptcy of the Guarantor, otherwise proves in such a lawsuit that the aggregate liability of the Guarantor is the amount set forth in clause (ii) above

SECTION 10.05 "TRUSTEE" TO INCLUDE PAYING AGENT.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Issuers and be then acting hereunder, the term "Trustee" as used in this Article 10 shall in each case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully and for all intents and purposes as if such Paying Agent were named in this Article 10 in place of the Trustee.

                      ARTICLE 11. COLLATERAL AND SECURITY

SECTION 11.01 NOTE SECURITY DOCUMENTS.

         The due and punctual payment of the principal of and interest and Liquidated Damages, if any, on the Notes when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest on the overdue principal of and interest and Liquidated Damages (to the extent permitted by law), if any, on the Notes and performance of all other obligations of the Issuers to the Holders of Notes or the Trustee under this Indenture and the Notes, according to the terms hereunder or thereunder, shall be secured as provided in the Note Security Documents which the Issuers have entered into simultaneously with the execution of this Indenture. Each Holder of Notes, by its acceptance thereof, consents and agrees to the terms of the Note Security Documents (including, without limitation, the provisions providing for foreclosure and release of Note Collateral) as the same may be in effect or may be amended from time to time in accordance with its terms, appoints the Trustee to act as the "Collateral Agent" thereunder and authorizes and directs the Trustee, as the Collateral Agent to enter into the Note Security Documents and to perform its obligations and exercise its rights thereunder in accordance therewith. The Issuers shall provide for a true and complete copy of Amended Credit Agreement to be provided to Trustee and Collateral Agent and shall do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Note Security Documents, to assure and confirm to the Trustee and the Collateral Agent the security interest in the Note Collateral contemplated hereby, by the Note Security Documents or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Notes secured hereby, according to the intent and purposes herein expressed. The Issuers shall take, or shall cause their Subsidiaries to take, upon request of the Trustee, any and all actions reasonably required to cause the Note Security Agreement to create and maintain, as security for the Obligations of the Issuers hereunder, a valid and enforceable perfected first priority Lien in and on all the Note Collateral, in favor of the Collateral Agent for the benefit of the Holders of Notes, superior to and prior to the rights of all third Persons and subject to no other Liens than Permitted Liens.

SECTION 11.02 RECORDING AND OPINIONS.

         (a) The Issuers shall furnish to the Trustee simultaneously with the execution and delivery of this Indenture an Opinion of Counsel either (i) stating that in the opinion of such counsel all action has been taken with respect to the recording, registering and filing of this Indenture, financing statements or other instruments necessary to make effective the Lien intended to be created by the Note Security Documents, and reciting with respect to the security interests in the Note Collateral, the details of such action, or (ii) stating that, in the opinion of such counsel, no such action is necessary to make such Lien effective.

         (b) The Issuers shall furnish to the Collateral Agent and the Trustee on March 15 in each year beginning with March 15, 2000, an Opinion of Counsel, dated as of such date, either (i) (A) stating that, in the opinion of such counsel, action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of all supplemental indentures, financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the Lien of the Note Security Documents and reciting with respect to the security interests in the Note Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given, (B) stating that, based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding 12 months fully to preserve and protect, to the extent such protection and preservation are possible by filing, the rights of the Holders of Notes and the Collateral Agent and the Trustee hereunder and under the Note Security Documents with respect to the security interests in the Note Collateral, or (ii) stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien and assignment.

         (c) The Issuers shall otherwise comply with the provisions of TIA
Section 314(b).

SECTION 11.03 RELEASE OF COLLATERAL.

         (a) Subject to subsections (b), (c) and (d) of this Section 11.03, Note Collateral may be released from the Lien and security interest created by the Note Security Documents at any time or from time to time in accordance with the provisions of the Note Security Documents and as provided hereby. In addition, upon the request of the Issuers pursuant to an Officers' Certificate certifying that all conditions precedent hereunder and under the Note Security Documents have been met and (at the sole cost and expense of the Issuers) the Collateral Agent shall release Note Collateral. Upon receipt of such Officers' Certificate the Collateral Agent shall execute, deliver or acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence the release of any Note Collateral permitted to be released pursuant to this Indenture or the Note Security Documents.

         (b) No Note Collateral shall be released from the Lien and security interest created by the Note Security Documents pursuant to the provisions of the Note Security Documents unless there shall have been delivered to the Collateral Agent the certificate required by this Section 11.03.

         (c) At any time when a Default or Event of Default shall have occurred and be continuing and the maturity of the Notes shall have been accelerated (whether by declaration or otherwise) and the Trustee shall have delivered a notice of acceleration to the Collateral Agent, no release of Note Collateral pursuant to the provisions of the Note Security Documents shall be effective as against the Holders of Notes.

         (d) The release of any Note Collateral from the terms of this Indenture and the Note Security Documents shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Note Collateral is released pursuant to the terms of the Note Security Documents. To the extent applicable, the Issuers shall cause TIA Section 313(b), relating to reports, and TIA Section 314(d), relating to the release of property or securities from the Lien and security interest of the Note Security Documents and relating to the substitution therefor of any property or securities to be subjected to the Lien and security interest of the Note Security Documents, to be complied with. Any certificate or opinion required by TIA Section 314(d) may be made by an Officer of each of the Issuers except in cases where TIA Section 314(d) requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected or approved by the Trustee and the Collateral Agent in the exercise of reasonable care.

SECTION 11.04 CERTIFICATES OF THE ISSUERS.

         The Issuers shall furnish to the Trustee and the Collateral Agent, prior to each proposed release of Note Collateral pursuant to the Note Security Documents, (i) all documents required by TIA Section 314(d) and (ii) an Opinion of Counsel, which may be rendered by internal counsel to the Issuers, to the effect that such accompanying documents constitute all documents required by TIA
Section 314(d). The Trustee may, to the extent permitted by Sections 7.01 and
7.02 hereof, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such documents and such Opinion of Counsel.

SECTION 11.05 CERTIFICATES OF THE TRUSTEE.

         In the event that the Issuers wish to release Note Collateral in accordance with the Note Security Documents and have delivered the certificates and documents required by the Note Security Documents and Sections 11.03 and
11.04 hereof, the Trustee shall determine whether it has received all documentation required by TIA Section 314(d) in connection with such release and, based on such determination and the Opinion of Counsel delivered pursuant to Section 11.02, shall deliver a certificate to the Collateral Agent setting forth such determination.

SECTION 11.06 AUTHORIZATION OF ACTIONS TO BE TAKEN BY THE TRUSTEE UNDER THE NOTE
              SECURITY DOCUMENTS.

         Subject to the provisions of Section 7.01 and 7.02 hereof, the Trustee may, in its sole discretion and without the consent of the Holders of Notes, direct, on behalf of the Holders of Notes, the Collateral Agent to, take all actions it deems necessary or appropriate in order to (a) enforce any of the terms of the Note Security Documents and (b) collect and receive any and all amounts payable in respect of the Obligations of the Issuers hereunder. The Trustee shall have power to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Note Collateral by any acts that may be unlawful or in violation of the Note Security Documents or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders of Notes in the Note Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders of Notes or of the Trustee).

SECTION 11.07 AUTHORIZATION OF RECEIPT OF FUNDS BY THE TRUSTEE UNDER THE NOTE
              SECURITY DOCUMENTS.

         The Trustee is authorized to receive any funds for the benefit of the Holders of Notes distributed under the Note Security Documents, and to make further distributions of such funds to the Holders of Notes according to the provisions of this Indenture.

SECTION 11.08 TERMINATION OF SECURITY INTEREST.

         Upon the payment in full of all Obligations of the Issuers under this Indenture and the Notes, or upon Legal Defeasance, the Trustee shall, at the request of the Issuers, deliver a certificate to the Collateral Agent stating that such Obligations have been paid in full, and instruct the Collateral Agent to release the Liens pursuant to this Indenture and the Note Security Documents.

                                  ARTICLE 12.
                                  MISCELLANEOUS

SECTION 12.01 TRUST INDENTURE ACT CONTROLS.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control.

SECTION 12.02 NOTICES.

         Any notice or communication by the Issuers, the Guarantor or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

         If to the Issuers or the Guarantor:

                  AmeriServe Finance Trust
                  AmeriServe Capital Corporation
                  c/o AmeriServe Food Distribution, Inc.,
                  15305 Dallas Parkway
                  Addison, Texas 75001
                  Attention: President

         With a copy to:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, New York 10019-6188
                  Telecopier No.:  (212) 403-2000
                  Attention:  Adam O. Emmerich

         If to the Trustee/Collateral Agent:

                  United States Trust Company of New York
                  114 West 47th Street, 25th Floor
                  New York, NY  10036-1532
                  Telecopier No.:  (212) 852-1626/1627
                  Attention:  Corporate Business Unit

         except that with respect to presentation of Notes for payment or registration of transfer or exchange:

                  United States Trust Company of New York
                  770 Broadway, 13th Floor
                  New York, New York 10003
                  Attention:  Corporate Trust Services

         The Issuers, the Guarantor or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

         All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier promising next Business Day delivery, except that notices and communications to the Trustee or the Collateral Agent shall be deemed duly given and effective only upon receipt.

         Any notice or communication to a Holder shall be mailed by first class mail or by overnight air courier promising next Business Day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Issuers mail a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 12.03 COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS OF NOTES.

         Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Issuers, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 12.04 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         Upon any request or application by the Issuers or the Guarantor to the Trustee to take any action under this Indenture (other than the initial issuance of the Senior Secured Notes), the Issuers or the Guarantor shall furnish to the Trustee upon request:

               (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

               (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 12.05 STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA
Section 314(e) and shall include:

               (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

               (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

               (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

SECTION 12.06 RULES BY TRUSTEE AND AGENTS.

         The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 12.07 NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND
              STOCKHOLDERS.

         No director, officer, employee, incorporator or stockholder of the Issuers or the Guarantor, as such, shall have any liability for any obligations of the Issuers or the Guarantor under the Notes, this Indenture, the Note Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

SECTION 12.08 GOVERNING LAW.

         THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE NOTES AND THE NOTE GUARANTEE.

SECTION 12.09 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

         This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Issuers or their Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.10 SUCCESSORS.

         All agreements of the Issuers and the Guarantor in this Indenture, the Notes and the Note Guarantee shall bind their respective successors and assigns. All agreements of the Trustee in this Indenture shall bind its successors and assigns.

SECTION 12.11 SEVERABILITY.

         In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 12.12 COUNTERPART ORIGINALS.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 12.13 TABLE OF CONTENTS, HEADINGS, ETC.

         The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.


                         [Signatures on following page]

                                   SIGNATURES



Dated as of October 1, 1999               AMERISERVE FINANCE TRUST


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          AMERISERVE CAPITAL CORPORATION


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          NEBCO EVANS DISTRIBUTORS, INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee



By:
   ------------------------------------
   Name:
   Title

                                    EXHIBIT A
                    Face of 12% Senior Secured Notes due 2006


No. ___                                                             $205,000,000
                                                            CUSIP NO.  03073MAA5


                           [AMERISERVE FINANCE TRUST]
     [AMERISERVE CAPITAL CORPORATION, as agent of AmeriServe Finance Trust]



promises to pay to _________________ or registered assigns, the principal sum of _________________ on September 15, 2006.


                Interest Payment Dates: September 15 and March 15

                      Record Dates: September 1 and March 1



                                          AMERISERVE FINANCE TRUST

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                          AMERISERVE CAPITAL CORPORATION,
                                          as agent of AmeriServe Finance Trust


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


This is one of the
Senior Secured Notes referred to in the
within-mentioned Indenture:

Dated:  OCTOBER 1, 1999

UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee


By:
   -----------------------------------------



                                     A-1-1

                          (Back of Senior Secured Note)
                        12% Senior Secured Note due 2006

         Unless and until it is exchanged in whole or in part for Senior Secured Notes in definitive form, this Senior Secured Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Issuers (55 Water Street, New York, New
York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE
HOLDER:

         (a) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT.

         (b) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

         (c) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATIONS S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.




                                     A-1-2

         FOR THE PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY, THE ISSUE PRICE IS $977.06, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $22.94, THE ISSUE DATE IS OCTOBER 1, 1999 AND THE YIELD TO MATURITY IS 12.5% PER ANNUM.

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

         1. INTEREST. Each of AmeriServe Finance Trust, a limited purpose Delaware Business Trust ("Finco") and AmeriServe Capital Trust, a Delaware corporation and an agent of Finco ("Capital" and together with Finco, the "Issuers"), and either Issuers' successor, promises to pay interest on the principal amount of this Senior Secured Note at the rate of 12% per annum and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Issuers will pay interest and Liquidated Damages, if any, in United States dollars (except as otherwise provided herein) semi-annually in arrears on September 15 and March 15, commencing on March 15, 2000, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Senior Secured Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default or Event of Default in the payment of interest, and if this Senior Secured Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date, except in the case of the original issuance of Senior Secured Notes, in which case interest shall accrue from the date of authentication. The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy
               Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Senior Secured Notes to the extent lawful; The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace period) at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         2. METHOD OF PAYMENT. The Issuers shall pay interest on the Senior Secured Notes (except defaulted interest) and Liquidated Damages, if any, on the applicable Interest Payment Date to the Persons who are registered Holders of Senior Secured Notes at the close of business on the September 1 or March 1 next preceding the Interest Payment Date, even if such Senior Secured Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Senior Secured Notes shall be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of The Issuers, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds shall be required with respect to principal of, premium and Liquidated Damages, if any, and interest on, all Global Notes and all other Senior Secured Notes the Holders of which shall have provided written wire transfer instructions to the Issuers and the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.




                                     A-1-3

         3. PAYING AGENT AND REGISTRAR. Initially, United States Trust Company of New York, the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Issuers or any of their Subsidiaries may act in any such capacity.

         4. INDENTURE. The Issuers issued the Senior Secured Notes under an Indenture dated as of October 1, 1999 ("Indenture") among the Issuers, the Guarantor and the Trustee. The terms of the Senior Secured Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Codess.ss.77aaa-77bbbb) (the "TIA"). The Senior Secured Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Senior Secured Notes are secured Obligations of the Issuers limited to $205,000,000 in aggregate principal amount, plus amounts, if any, sufficient to pay premium or Liquidated Damages, if any, and interest on outstanding Senior Secured Notes as set forth in Paragraph 2 hereof. The Indenture pursuant to which the Senior Secured Note is issued provides that up to $45.0 million of Additional Notes may be issued thereunder.

         5.    OPTIONAL REDEMPTION.

                  Except as set forth in the next paragraph, the Senior Secured
               Notes shall not be redeemable at the Issuers' option prior to September 15, 2003. Thereafter, the Senior Secured Notes shall be subject to redemption at the option of the Issuers, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of Accreted Value) set forth below together with accrued and unpaid interest and any Liquidated Damages, if any, thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on April 15 of the years indicated below:


                          YEAR                                                          PERCENTAGE
                          ----                                                          ----------

                          2003.....................................................      106.000%
                          2004.....................................................      103.000%
                          2005 and thereafter......................................      100.000%

                  Notwithstanding the foregoing, at any time prior to September
               15, 2001 the Issuers may redeem up to 33% of the original aggregate principal amount of Senior Secured Notes at a redemption price of 112.0% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, with the net proceeds of a Public Equity Offering; provided that at least 67% of the original aggregate principal amount of Senior Secured Notes remains outstanding immediately after the occurrence of such redemption; and provided, further, that such redemption shall occur within 45 days of the date of the closing of such Public Equity Offering.

         6.    MANDATORY REDEMPTION.

                  Except as set forth in paragraph 7 below, the Issuers shall not be required to make mandatory redemption or sinking fund payments with respect to the Senior Secured Notes.




                                     A-1-4

         7.    REPURCHASE AT OPTION OF HOLDER.

               (a) Upon the occurrence of a Change of Control, each Holder of Senior Secured Notes will have the right to require the Issuers to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Senior Secured Notes pursuant to the offer described below (the "Change of Control Offer") at an offer price in cash equal to 101% of the Accreted Value thereof plus accrued and unpaid interest and Liquidated Damages, if any, thereon, to the date of purchase. Within 30 days following any Change of Control, the Issuers shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control setting forth the procedures governing the Change of Control Offer required by the Indenture.

               (b) When the aggregate amount of Excess Proceeds exceeds $15.0 million, the Issuers shall offer to all Holders of Senior Secured Notes (an "Asset Sale Offer") to purchase the maximum principal amount of Senior Secured Notes that may be purchased out of the Excess Proceeds at an offer price in cash equal to 100% of Accreted Value thereof, plus accrued and unpaid interest, and Liquidated Damages thereon, if any, to the date of purchase in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Senior Secured Notes (including any Additional Notes) tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Issuers may use any remaining Excess Proceeds for any general corporate purposes. If the aggregate principal amount of Senior Secured Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Senior Secured Notes to be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

               (c) Holders of the Senior Secured Notes that are the subject of an Offer to Purchase will receive a Change of Control Offer or Asset Sale Offer from the Issuers prior to any related purchase date and may elect to have such Senior Secured Notes purchased by completing the form titled "Option of Holder to Elect Purchase" appearing below.

         8. NOTICE OF REDEMPTION. Notice of redemption shall be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Senior Secured Notes are to be redeemed at its registered address. Senior Secured Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Senior Secured Notes held by a Holder are to be redeemed. On and after the redemption date, interest and Liquidated Damages, if any, ceases to accrue on the Senior Secured Notes or portions thereof called for redemption.

         9. DENOMINATIONS, TRANSFER, EXCHANGE. The Senior Secured Notes are in registered form without coupons in initial denominations of $1,000 and integral multiples of $1,000. The transfer of the Senior Secured Notes may be registered and the Senior Secured Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuers need not exchange or register the transfer of any Senior Secured Note or portion of a Senior Secured Note selected for redemption, except for the unredeemed portion of any Senior Secured Note being redeemed in part. Also, it need not exchange or register the transfer of any Senior Secured Notes for a period of 15 days before a selection of Senior Secured Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.




                                     A-1-5

         10. PERSONS DEEMED OWNERS. The registered Holder of a Senior Secured Note may be treated as its owner for all purposes.

         11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to the following paragraphs, the Indenture, the Senior Secured Notes and the Note Guarantee may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Senior Secured Notes and Additional Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of or, tender offer or exchange offer for Senior Secured Notes), and any existing Default or Event of Default or compliance with any provision of the Indenture, the Senior Secured Notes or the Note Guarantee may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Senior Secured Notes and Additional Notes (including consents obtained in connection with a tender offer or exchange offer for Senior Secured Notes).

                  Without the consent of any Holder of Senior Secured Notes, the
               Issuers and the Trustee may amend or supplement the Indenture, the Note Guarantees or the Senior Secured Notes to cure any ambiguity, defect or inconsistency, to provide for uncertificated Senior Secured Notes in addition to or in place of certificated Senior Secured Notes, to make any change that would provide any additional rights or benefits to the Holders of Senior Secured Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture, or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

         12. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on or Liquidated Damages, if any, with respect to the Senior Secured Notes or the Term Loan; (ii) default in payment when due of the principal of or premium, if any, on the Senior Secured Notes or the Term Loan;
               (iii) failure by the Issuers to comply with the provisions described in Sections 4.07, 4.08, 4.11, 4.12 or 5.01 of the Indenture; (iv) failure by either Issuer for 60 days after notice from the Trustee or the Holders of at least 25% in principal amount of the Senior Secured Notes then outstanding to comply with its other agreements in the Indenture or the Senior Secured Notes; (v) default under the Term Loan portion of the Amended Credit Agreement (vi) failure by the Issuers to pay final judgments aggregating in excess of $5.0 million, which judgments are not paid discharged or stayed within 60 days after their entry; and (vii) certain events of bankruptcy or Issuers.

                  If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Senior Secured Notes may declare all the Senior Secured Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to the Issuers all outstanding Senior Secured Notes will become due and payable without further action or notice. Holders of the Senior Secured Notes may not enforce the Indenture or the Senior Secured Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Senior Secured Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Senior Secured Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating





                                     A-1-6
               to the payment of principal or interest) if it determines that withholding notice is in their interest.

         13. TRUSTEE DEALINGS WITH ISSUERS. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuers, the Guarantor or their respective Affiliates, and may otherwise deal with the Issuers, the Guarantor or their respective Affiliates, as if it were not the Trustee.

         14. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder, of the Issuers or Guarantor, as such, shall have any liability for any obligations of the Issuers or Guarantor under the Senior Secured Notes, the Indenture or the Note Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Senior Secured Notes by accepting a Senior Secured Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Senior Secured Notes and the Note Guarantee.

         15. AUTHENTICATION. This Senior Secured Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         17. ADDITIONAL RIGHTS OF HOLDERS OF TRANSFER RESTRICTED SECURITIES. In addition to the rights provided to Holders of the Senior Secured Notes under the Indenture, Holders of Transferred Restricted Securities (as defined in the Registration Rights Agreement) shall have all the rights set forth in the Registration Rights Agreement, dated as of the date hereof, among the Issuers, the Guarantor and the Initial Purchasers or, in the case of Additional Notes, Holders of Restricted Global Notes and Restricted Definitive Notes shall have the rights set forth in one or more registration rights agreements, if any, between the Issuers and the other parties thereto, relating to rights given by the Issuers to the purchasers of Additional Notes (collectively, the "Registration Rights Agreement").

         18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Senior Secured Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Secured Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         The Issuers shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:




                                     A-1-7

         AmeriServe Finance Trust
         AmeriServe Capital Corporation
         c/o AmeriServe Food Distribution, Inc.
         15305 Dallas Parkway
         Addison, Texas 75001
         Telecopy:  (972) 364-2022
         Chief Financial Officer




                                     A-1-8

                                 ASSIGNMENT FORM

         To assign this Senior Secured Note, fill in the form below: (I) or (we) assign and transfer this Senior Secured Note to


--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)


and irrevocably appoint ________________________________________________________
to transfer this Senior Secured Note on the books of the Issuers. The agent may substitute another to act for him.



Date:  __________

                              Your Signature:
                                             -----------------------------------
                              (Sign exactly as your name appears on the face of this Senior Secured Note)



                              Signature Guarantee:




                                     A-1-9

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Senior Secured Note purchased by the Issuers pursuant to Section 4.11 or 4.12 of the Indenture, check the box below:

         [ ]  Section 4.11          [ ]  Section 4.12

         If you want to elect to have only part of the Senior Secured Note purchased by the Issuers pursuant to Section 4.11 or Section 4.12 of the Indenture, state the amount you elect to have purchased: $___________




Date:  __________

                              Your Signature:
                                             -----------------------------------
                              (Sign exactly as your name appears on the face of this Senior Secured Note)

                              Tax Identification No.:
                                                     ---------------------------

                              Signature Guarantee:




                                     A-1-10

                SCHEDULE OF EXCHANGES OF SENIOR SECURED NOTES(1)

         The following exchanges of a part of this Global Note for other Senior Secured Notes have been made:



                                                                          Principal Amount of       Signature of
                                                                           this Global Note      authorized officer
                           Amount of decrease    Amount of increase in      following such      of Trustee or Senior
                           in Principal Amount    Principal Amount of        decrease (or           Secured Note
    Date of Exchange       of this Global Note      this Global Note           increase)              Custodian
-------------------------  -------------------   ---------------------    -------------------   --------------------





----------------

(1) This should be included only if the Secured Senior Note is issued in global form.



                                     A-1-11

                                   EXHIBIT B-1

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
             FROM RULE 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE
                (Pursuant to Section 2.06(a)(1) of the Indenture)


United States Trust Company of New York
770 Broadway, 13th Floor
New York, New York  10003
Attention: Corporate Trust Services



Re: 12% Senior Secured Notes due 2006 of AmeriServe Finance Trust and AmeriServe
    Capital Corporation

         Reference is hereby made to the Indenture, dated as of October 1, 1999 (the "Indenture"), among AmeriServe Finance Trust, a limited purpose Delaware Corporation ("Finco"), AmeriServe Capital Corporation, a Delaware corporation acting as an agent of Finco pursuant to the Agency Agreement dated as of September 24, 1999 ("Capital" and together with Finco, the "Issuers"), Nebco Evans Distributors, Inc. (the "Guarantor"), and United States Trust Company of New York, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to $ __________ principal amount of Senior Secured Notes which are evidenced by one or more Rule 144A Global Notes and held with the Depositary in the name of ______________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Senior Secured Notes to a Person who will take delivery thereof in the form of an equal principal amount of Senior Secured Notes evidenced by one or more Regulation S Global Notes, which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Cedel or both.

         In connection with such request and in respect of such Senior Secured Notes, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

         (1) The offer of the Senior Secured Notes was not made to a person in the United States;

               (2)      either:

               (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

               (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its



                                     B-1-1
                         behalf knows that the transaction was prearranged with a buyer in the United States;


               (3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S;

               (4) the transaction is not part of a plan or scheme to evade the registration provisions of the Securities Act; and

               (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Cedel or both.

         Upon giving effect to this request to exchange a beneficial interest in a Rule 144A Global Note for a beneficial interest in a Regulation S Global Note, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Regulation S Global Notes pursuant to the Indenture and the Securities Act and, if such transfer occurs prior to the end of the 40-day restricted period associated with the initial offering of Senior Secured Notes, the additional restrictions applicable to transfers of interest in the Regulation S Temporary Global Note.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers, the Guarantor and Donaldson, Lufkin & Jenrette Securities Corporation, Banc of America Securities LLC, and Salomon Smith Barney Inc., the initial purchasers of such Senior Secured Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                      [Insert Name of Transferor]



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


Dated:


cc:   AmeriServe Finance Trust
      AmeriServe Capital Corporation
      AmeriServe Food Distribution, Inc.
      Donaldson, Lufkin & Jenrette Securities Corporation
      Banc of America Securities LLC
      Salomon Smith Barney Inc.




                                     B-1-2

                                   EXHIBIT B-2

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
             FROM REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL NOTE
               (Pursuant to Section 2.06(a)(ii) of the Indenture)


         United States Trust Company of New York
         770 Broadway, 13th Floor
         New York, New York  10003
         Attention: Corporate Trust Services

         Re: 12% Senior Secured Notes due 2006 of AmeriServe Finance Trust and AmeriServe Capital Corporation

         Reference is hereby made to the Indenture, dated as of October 1, 1999 (the "Indenture"), among AmeriServe Finance Trust, a limited purpose Delaware Trust ("Finco"), AmeriServe Capital Corporation, a Delaware corporation acting as an agent of Finco pursuant to the Agency Agreement dated as of September 24, 1999 ("Capital" and together with Finco, the "Issuers"), Nebco Evans Distributors, Inc. (the "Guarantor"), and United States Trust Company of New York, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to $_____________ principal amount of Senior Secured Notes which are evidenced by one or more Regulation S Global Notes and held with the Depositary through Euroclear or Cedel in the name of __________________________________ (the "Transferor"). The Transferor has
requested a transfer of such beneficial interest in the Senior Secured Notes to a Person who will take delivery thereof in the form of an equal principal amount of Senior Secured Notes evidenced by one or more Rule 144A Global Notes, to be held with the Depositary.

         In connection with such request and in respect of such Senior Secured Notes, the Transferor hereby certifies that:

                                   [CHECK ONE]

[  ]     such transfer is being effected pursuant to and in accordance with Rule
         144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Senior Secured Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Senior Secured Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A;

                                       or

[  ]     such transfer is being effected pursuant to and in accordance with Rule
         144 under the Securities Act;

                                       or




                                     B-2-1

[  ]     such transfer is being effected pursuant to an exemption under the
         Securities Act other than Rule 144A, Rule 144 or Rule 904 and the Transferor further certifies that the Transfer complies with the transfer restrictions applicable to beneficial interests in Global Notes and Definitive Senior Secured Notes bearing the Private Placement Legend and the requirements of the exemption claimed, which certification is supported by (x) if such transfer is in respect of a principal amount of Senior Secured Notes at the time of Transfer of $100,000 or more, a certificate executed by the Transferee in the form of EXHIBIT C to the Indenture, or (y) if such Transfer is in respect of a principal amount of Senior Secured Notes at the time of transfer of less than $100,000, (1) a certificate executed in the form of EXHIBIT C to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that (1) such Transfer is in compliance with the Securities Act and (2) such Transfer complies with any applicable blue sky securities laws of any state of the United States;

                                       or

[  ]     such transfer is being effected pursuant to an effective registration statement under the Securities Act;

                                       or

[  ]     such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Senior Secured Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Issuers and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and such Senior Secured Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

         Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Notes for a beneficial interest in 144A Global Senior Secured Notes, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Rule 144A Global Notes pursuant to the Indenture and the Securities Act.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers, the Guarantor and Donaldson, Lufkin & Jenrette Securities Corporation, Banc of America Securities LLC, and Salomon Smith Barney Inc., the initial purchasers of such Senior Secured Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                      [Insert Name of Transferor]



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:





                                     B-2-2

Dated:


cc:   AmeriServe Finance Trust
      AmeriServe Capital Corporation
      AmeriServe Food Distribution, Inc.
      Donaldson, Lufkin & Jenrette Securities Corporation
      Banc of America Securities LLC
      Salomon Smith Barney Inc.




                                     B-2-3

                                   EXHIBIT B-3

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                       OF DEFINITIVE SENIOR SECURED NOTES
                 (Pursuant to Section 2.06(b) of the Indenture)


United States Trust Company of New York
770 Broadway, 13th Floor
New York, New York  10003
Attention: Corporate Trust Services

         Re: 12% Senior Secured Notes due 2006 of AmeriServe Finance Trust and AmeriServe Capital Corporation

         Reference is hereby made to the Indenture, dated as of October 1, 1999 (the "Indenture"), among AmeriServe Finance Trust, a limited purpose Delaware Trust ("Finco"), AmeriServe Capital Corporation, a Delaware corporation acting as an agent of Finco pursuant to the Agency Agreement dated as of September 24, 1999 ("Capital" and together with Finco, the "Issuers"), Nebco Evans Distributors, Inc. (the "Guarantor"), and United States Trust Company of New York, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This relates to $____________ principal amount of Senior Secured Notes which are evidenced by one or more Definitive Senior Secured Notes in the name of ____________ (the "Transferor"). The Transferor has requested an exchange or transfer of such Definitive Senior Secured Note(s) in the form of an equal principal amount of Senior Secured Notes evidenced by one or more Definitive Senior Secured Notes, to be delivered to the Transferor or, in the case of a transfer of such Senior Secured Notes, to such Person as the Transferor instructs the Trustee.

         In connection with such request and in respect of the Senior Secured Notes surrendered to the Trustee herewith for exchange (the "Surrendered Senior Secured Notes"), the Holder of such Surrendered Senior Secured Notes hereby certifies that:

                                   [CHECK ONE]

[  ]     the Surrendered Senior Secured Notes are being acquired for the
         Transferor's own account, without transfer;

                                       or

[  ]     the Surrendered Senior Secured Notes are being transferred to the
         Issuers;

                                       or

[  ]     the Surrendered Senior Secured Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Senior Secured Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Senior Secured Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such






                                     B-3-1
         account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                       or

[  ]     the Surrendered Senior Secured Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

                                       or

[  ]     the Surrendered Senior Secured Notes are being transferred pursuant to an exemption under the Securities Act other than Rule 144A, Rule 144 or Rule 904 and the Transferor further certifies that the Transfer complies with the transfer restrictions applicable to beneficial interests in Global Notes and Definitive Senior Secured Notes bearing the Private Placement Legend and the requirements of the exemption claimed, which certification is supported by (x) if such transfer is in respect of a principal amount of Senior Secured Notes at the time of Transfer of $100,000 or more, a certificate executed by the Transferee in the form of EXHIBIT C to the Indenture, or (y) if such Transfer is in respect of a principal amount of Senior Secured Notes at the time of transfer of less than $100,000, (1) a certificate executed in the form of EXHIBIT C to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that (1) such Transfer is in compliance with the Securities Act and (2) such Transfer complies with any applicable blue sky securities laws of any state of the United States;

                                       or

[  ]     the Surrendered Senior Secured Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

[  ]     such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Senior Secured Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Issuers and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Senior Secured Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.




                                     B-3-2

         This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers, the Guarantor and Donaldson, Lufkin & Jenrette Securities Corporation, Banc of America Securities LLC, and Salomon Smith Barney Inc., the initial purchasers of such Senior Secured Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                      [Insert Name of Transferor]



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


Dated:


cc:   AmeriServe Finance Trust
      AmeriServe Capital Corporation
      AmeriServe Food Distribution, Inc.
      Donaldson, Lufkin & Jenrette Securities Corporation
      Banc of America Securities LLC
      Salomon Smith Barney Inc.




                                     B-3-3

                                   EXHIBIT B-4

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                           FROM RULE 144A GLOBAL NOTE
                        TO DEFINITIVE SENIOR SECURED NOTE
                 (Pursuant to Section 2.06(c) of the Indenture)


United States Trust Company of New York
770 Broadway, 13th Floor
New York, New York  10003
Attention: Corporate Trust Services

         Re: 12% Senior Secured Notes due 2006 of AmeriServe Finance Trust and AmeriServe Capital Corporation

         Reference is hereby made to the Indenture, dated as of October 1, 1999 (the "Indenture"), among AmeriServe Finance Trust, a limited purpose Delaware Trust ("Finco"), AmeriServe Capital Corporation, a Delaware corporation acting as an agent of Finco pursuant to the Agency Agreement dated as of September 24, 1999 ("Capital" and together with Finco, the "Issuers"), Nebco Evans Distributors, Inc. (the "Guarantor"), and United States Trust Company of New York, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to $____________ principal amount of Senior Secured Notes which are evidenced by a beneficial interest in one or more Rule 144A Global Notes in the name of ________________ (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest in the form of an equal principal amount of Senior Secured Notes evidenced by one or more Definitive Senior Secured Notes, to be delivered to the Transferor or, in the case of a transfer of such Senior Secured Notes, to such Person as the Transferor instructs the Trustee.

         In connection with such request and in respect of the Senior Secured Notes surrendered to the Trustee herewith for exchange (the "Surrendered Senior Secured Notes"), the Holder of such Surrendered Senior Secured Notes hereby certifies that:

                                   [CHECK ONE]

[  ]     the Surrendered Senior Secured Notes are being transferred to the beneficial owner of such Senior Secured Notes;

                                       or

[  ]     the Surrendered Senior Secured Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Senior Secured Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Senior Secured Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting they requirements of Rule 144A;




                                     B-4-1
                                       or

[  ]     the Surrendered Senior Secured Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

                                       or

[  ]     the Surrendered Senior Secured Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

[  ]     the Surrendered Senior Secured Notes are being transferred pursuant to an exemption under the Securities Act other than Rule 144A, Rule 144 or Rule 904 and the Transferor further certifies that the Transfer complies with the transfer restrictions applicable to beneficial interests in Global Notes and Definitive Senior Secured Notes bearing the Private Placement Legend and the requirements of the exemption claimed, which certification is supported by (x) if such transfer is in respect of a principal amount of Senior Secured Notes at the time of Transfer of $100,000 or more, a certificate executed by the Transferee in the form of EXHIBIT C to the Indenture, or (y) if such Transfer is in respect of a principal amount of Senior Secured Notes at the time of transfer of less than $100,000, (1) a certificate executed in the form of EXHIBIT C to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that (1) such Transfer is in compliance with the Securities Act and (2) such Transfer complies with any applicable blue sky securities laws of any state of the United States;

                                       or

[  ]     such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Senior Secured Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Issuers and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Senior Secured Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.



                                     B-4-2

         This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers, the Guarantor and Donaldson, Lufkin & Jenrette Securities Corporation, Banc of America Securities LLC, and Salomon Smith Barney Inc., the initial purchaser of such Senior Secured Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                      [Insert Name of Transferor]



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


Dated:


cc:   AmeriServe Finance Trust
      AmeriServe Capital Corporation
      AmeriServe Food Distribution, Inc.
      Donaldson, Lufkin & Jenrette Securities Corporation
      Banc of America Securities LLC
      Salomon Smith Barney Inc.




                                     B-4-3

                                    EXHIBIT C

                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR


United States Trust Company of New York
770 Broadway, 13th Floor
New York, New York  10003
Attention: Corporate Trust Services


         Re: 12% Senior Secured Notes due 2006 of AmeriServe Finance Trust and
             AmeriServe Capital Corporation


         Reference is hereby made to the Indenture, dated as of October 1, 1999 (the "Indenture"), among AmeriServe Finance Trust, a limited purpose Delaware Trust ("Finco"), AmeriServe Capital Corporation, a Delaware corporation acting as an agent of Finco pursuant to the Agency Agreement dated as of September 24, 1999 ("Capital" and together with Finco, the "Issuers"), Nebco Evans Distributors, Inc. (the "Guarantor"), and United States Trust Company of New York, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         In connection with our proposed purchase of $______________ aggregate principal amount of:

         (a)   [  ]    Beneficial interests, or

         (b)   [  ]    Definitive Senior Secured Notes,

         we confirm that:

         1. We understand that any subsequent transfer of the Senior Secured Notes of any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Senior Secured Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

         2. We understand that the offer and sale of the Senior Secured Notes have not been registered under the Securities Act, and that the Senior Secured Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Senior Secured Notes or any interest therein, (A) we will do so only
               (1)(a) to a person who the Seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of 144A, (b) in a transaction meeting the requirements of Rule 144 under the Securities Act, (c) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 of the Securities Act, or (d) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel), (2) to the Issuers or
               (3) pursuant to an effective registration statement and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and

               (B) we will, and each subsequent holder will be required to, notify any purchaser from it of the security evidenced hereby of the resale restrictions set forth in (A) above."

         3. We understand that, on any proposed resale of the Senior Secured Notes or beneficial interests, we will be required to furnish to you and the Issuers such certifications, legal opinions and other information as you and the Issuers may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Senior Secured Notes purchased by us will bear a legend to the foregoing effect.

         4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
               Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Senior Secured Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

         5. We are acquiring the Senior Secured Notes or beneficial interests therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

         6. We are not acquiring the Senior Secured Notes with a view to any distribution thereof that would violate the Securities Act or the securities laws of any State of the United States.

         You and the Issuers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                    --------------------------------------------
                                    [Insert Name of Accredited Investor]



                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


Dated:                ,
      ----------------  ------

                                    EXHIBIT D

                                 NOTE GUARANTEE

         Subject to Article of the Indenture, the Guarantor hereby unconditionally guarantees to each Holder of a Senior Secured Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Senior Secured Notes and the Obligations of the Issuers under the Senior Secured Notes or under the Indenture, that: (a) the principal of, premium, if any, interest and Liquidated Damages, if any, on the Senior Secured Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration, redemption or otherwise, and interest on overdue principal, premium, if any, (to the extent permitted by law) interest on any interest, if any, and Liquidated Damages, if any, on the Senior Secured Notes and all other payment Obligations of the Issuers to the Holders or the Trustee under the Indenture or under the Senior Secured Notes will be promptly paid in full and performed, all in accordance with the terms thereof; and (b) in case of any extension of time of payment or renewal of any Senior Secured Notes or any of such other payment Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration, redemption or otherwise. Failing payment when so due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantor will be obligated to pay the same immediately.

         The obligations of the Guarantor to the Holders and to the Trustee pursuant to this Note Guarantee and the Indenture are expressly set forth in
Article 10 of the Indenture, and reference is hereby made to such Indenture for the precise terms of this Note Guarantee. The terms of Article 10 of the Indenture are incorporated herein by reference.

         This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Guarantor and its respective successors and assigns to the extent set forth in the Indenture until full and final payment of all of the Issuers' Obligations under the Senior Secured Notes and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Note Guarantee of payment and not a guarantee of collection.

         This Note Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Senior Secured Note upon which this Note Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

         For purposes hereof, the Guarantor's liability shall be limited to the lesser of (i) the aggregate amount of the Obligations of the Issuers under the Senior Secured Notes and the Indenture and (ii) the amount, if any, which would not have (A) rendered such the Guarantor "insolvent" (as such term is defined in the Bankruptcy Law and in the Debtor and Creditor Law of the State of New York) or (B) left the Guarantor with unreasonably small capital at the time its Note Guarantee of the Senior Secured Notes was entered into; provided that, it will be a presumption in any lawsuit or other proceeding in which the Guarantor is a party that the amount guaranteed pursuant to the Note Guarantee is the amount set forth in clause (i) above unless any creditor, or representative of creditors of the Guarantor, or debtor in possession or trustee in bankruptcy of the Guarantor, otherwise proves in such a lawsuit that the aggregate liability of the Guarantor is limited to the amount set forth in clause (ii) above.

         Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

Dated as of [_________], 1999            NEBCO EVANS DISTRIBUTORS, INC.


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT E

                         FORM OF SUPPLEMENTAL INDENTURE


         SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of
___________, between [       ] (the "New Guarantor"), and [      ], as trustee
under the indenture referred to below (the "Trustee"). Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Indenture (as defined below).

                               W I T N E S S E T H

         WHEREAS, the Issuers have heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of October 1, 1999, providing for the issuance of an aggregate principal amount of up to $230,000,000 of 12% Senior Secured Notes due 2006 (the "Senior Notes");

         WHEREAS, Section 10.03 of the Indenture provides that under certain circumstances a supplemental indenture must be executed pursuant to which such all of the Issuers' Obligations under the Senior Notes will be guaranteed pursuant to a Note Guarantee on the terms and conditions set forth herein; and

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Subsidiary Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Senior Notes as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. AGREEMENT TO NOTE GUARANTEE. The New Guarantor hereby agrees to guarantee the Issuers' Obligations under the Senior Notes and the Indenture on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture.

         3. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, shareholder or agent of the Guarantor, as such, shall have any liability for any obligations of the Issuers under the Senior Notes, any Note Guarantee, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Senior Notes.

         4. NEW YORK LAW TO GOVERN. The internal law of the State of New York shall govern and be used to construe this Supplemental Indenture.

         5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the correctness of the recitals of fact contained herein, all of which recitals are made solely by the New Guarantor.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated:                              [NAME OF NEW GUARANTOR]
      ---------------


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:


Dated:                              AS TRUSTEE
      ---------------


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title: